                                                                    Exhibit 10.4

                        FIRST AMENDMENT TO DEED OF LEASE

THIS FIRST AMENDMENT TO DEED OF LEASE (the "First Amendment") is made and entered into as of this 24 day June, 1998, by and between Commonwealth Atlantic Land II Inc., a Virginia corporation, herein called "Landlord" and ManTech International Corporation, a New Jersey corporation, hereinafter called "Tenant".

                                  WITNESSETH:

     WHEREAS, by Deed of Lease dated _______, 1997 (the "Lease"), Tenant has leased from Landlord certain space in the office building situated at 12015 Lee Jackson Highway, Fairfax, Virginia (the "Building").

WHEREAS, Landlord and Tenant desire to amend the Lease in accordance with the provisions contained in this First Amendment.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby amend the Lease as follows:

     1. Lease of Additional Premises. Landlord hereby leases to Tenant, and
        ----------------------------
Tenant hereby leases from Landlord, for the term and upon the conditions hereinafter provided, approximately 8,739 square feet of rentable area known as Suite 410 on the fourth floor of the Building (the "Additional Premises"). The Additional Premises is outlined on the floor plan attached hereto and made a part hereof as Exhibit A. Effective on the Amendment Commencement Date (as hereinafter defined), the term "Premises" in the Lease shall be deemed to include the Additional Premises except where the context of this First Amendment indicates otherwise.

     2. Term. The term of this First Amendment shall commence on the later to
        ----
occur of (i) June 12, 1998 or (ii) the date upon which Landlord delivers actual possession of the Additional Premises to the Tenant (hereinafter called the "Amendment Commencement Date") and expire on the Expiration Date provided for in the lease. Landlord shall not be liable to Tenant for any damages or claims arising from or related to Landlord's failure to deliver possession of the Additional Premises to Tenant due to the existing tenant's refusal to vacate or for any other reason not within Landlord's control.

     3. Rent. The Base Rent for the Additional Premises ("Additional Premises
        ----
Base Rent") is payable commencing on the Amendment Commencement Date and shall be (computed based on an annual rental rate of $23.50 per rentable square foot) $205,366.50, payable in equal monthly installments of $17,113.88. The Additional Premises Base Rent shall be increased on each anniversary of the Amendment Commencement Date by an amount equal to two and one-half percent (2 1/2%) of the previous year's Additional Premises Base Rent. The Additional Premises Base Rent shall otherwise be payable in accordance with
Article 5 of the Lease.

     4.   Operating Expenses and Real Estate Taxes. If Operating Expenses or
          ----------------------------------------
Real Estate Taxes increase during any year after Calendar Year 1998, Tenant shall pay to Landlord, as additional rent, Tenant's proportionate share of the increase in such Operating Expenses or Real Estate Taxes in accordance with and subject to the provisions of Articles 7 and 8 of the Lease. Tenant's proportionate share shall be the percentage which the total square feet of the Additional Premises bears to the total square feet of all office and retail rentable areas in the Building, which percentage is 5.79%. Tenant shall have no obligation with respect to increases in Operating Expenses or Real Estate Taxes for the period ending on the date prior to the first anniversary of the Amendment Commencement Date.

     5.   Parking. Landlord shall reserve for Tenant throughout the term hereof,
          -------
including any extension hereof, an allocation of an additional 28 parking spaces in the Parking Facilities serving the Building, except that all such additional parking spaces shall be non-exclusive, the additional parking and spaces shall be provided by Landlord in accordance with and subject to the terms and conditions of Article 9 of the Lease.

     6.   Condition of Premises. Tenant shall accept the Additional Premises in
          ---------------------
its "as is" condition. Tenant shall not be entitled to any allowance for tenant improvements. It is understood that Tenant is interested in purchasing from the existing tenant of the Premises certain furniture and equipment, but the effectiveness of this Amendment and Tenant's lease of the Additional Premises shall in no way be conditioned upon Tenant's purchase of any such furniture or equipment.

     7.   Broker. Landlord and Tenant each represent and warrant one to another
          ------
that, except as hereinafter set forth, neither of them has employed any broker in carrying on any negotiations, or had any dealings with any broker, relating to this First Amendment. Tenant represents that it has employed Julien J. Studley, Inc. as its broker; Landlord represents that it has employed CB Richard Ellis, Inc. as its broker and Landlord further agrees to pay the commissions accruing to each identified broker pursuant to certain outside agreements. Landlord shall indemnify and hold Tenant harmless, and Tenant shall indemnify and hold Landlord harmless, from and against any claim or claims for brokerage or other commission arising from or out of any breach of the foregoing representation and warranty by the respective Indemnitors.

     8.   Miscellaneous.
          -------------

          (a) Except as specifically provided in this First Amendment, capitalized words used in this First Amendment shall have the meanings ascribed to them in the Lease.

          (b) Except as herein amended, all terms and provisions of the Lease are incorporated herein by reference and shall remain in full force and effect except for Article 6,

Section 13.1 and Exhibit B, Work Agreement, which shall not apply to the Additional Premises. In the event of a conflict between the provisions of this First Amendment and the provisions contained in the Lease, the provisions contained in this First Amendment shall control.

     (c) This First Amendment may be executed in two or more counterparts, all of which counterparts shall have the same force and effect as if all parties had executed a single copy of this First Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

                                      LANDLORD:
                                      ---------

                                      COMMONWEALTH ATLANTIC LAND II INC.,
                                      a Virginia corporation

                                      By:    Atlantic American Properties
                                             Management, Inc., a Virginia
                                             corporation, its property manager
                                      By:    /s/ Carol A. Chiodo (SEAL)
                                         ------------------------
                                      Name:  Carol A. Chiodo
                                           ----------------------
                                      Title: Sr. VP-Asset Management
                                            ---------------------

                                      TENANT:
                                      ------

                                      MANTECH INTERNATIONAL CORPORATION,
                                      a New Jersey corporation

                                      By:    /s/ John A. Moore, Jr (SEAL)
                                         --------------------------
                                      Name:  John A. Moore, Jr
                                           ------------------------
                                      Title: Chief Financial Officer
                                            -----------------------

================================================================================

                                 DEED OF LEASE

                                    BETWEEN

                      Commonwealth Atlantic Land II Inc.,
                      -----------------------------------

                                  as Landlord,

                                      AND

                       ManTech International Corporation,
                       ----------------------------------

                                   as Tenant

                            Dated:___________, 1997

================================================================================

                            For Premises Located At

                           Greenwood Corporate Center
                           12015 Lee Jackson Highway
                            Fairfax County, Virginia

TABLE OF CONTENTS

ARTICLE 1: BASIC LEASE PROVISIONS..............................................1

      1.1  Premises. ..........................................................1
           --------
      1.2  Building. ..........................................................1
           --------
      1.3  Term. ..............................................................1
           ----
      1.4  Commencement Date. .................................................1
           -----------------
      1.5  Rent Commencement Date. ............................................1
           ----------------------
      1.6  Expiration Date. ...................................................1
           ---------------
      1.7  Base Rent. .........................................................1
           ---------
      1.8  Security Deposit. ..................................................2
           ----------------
      1.9  Base Year for Operating Expenses. ..................................2
           --------------------------------
      1.10 Base Year for Real Estate. .........................................2
           -------------------------
      1.11 Tenent's Proportionate Share of Operating Expenses. ................2
           --------------------------------------------------
      1.12 Tenent's Proportionate Share of Real Estate Taxes. .................2
           -------------------------------------------------
      1.13 Parking Space Allocation. ..........................................2
           ------------------------
      1.14 Permitted Use. .....................................................3
           -------------
      1.15 Tenent's Trade Name. ...............................................3
           -------------------
      1.16 Broker(s). .........................................................3
           ---------
      1.17 Landlord's Address for Payment of Rent. ............................3
           --------------------------------------
      1.18 Landlord's Address for Notice Purposes. ............................3
           --------------------------------------
      1.19 Tenent's Address. ..................................................3
           ----------------
      1.20 [Intentionally Deleted] ............................................3

ARTICLE 2: DEFINITIONS ........................................................4

      2.1  Additional Rent. ...................................................4
           ---------------
      2.2  Agents. ............................................................4
           ------
      2.3  Alterations. .......................................................4
           -----------
      2.4  Calendar Year. .....................................................4
           -------------
      2.5  Common Area. .......................................................4
           -----------
      2.6  Event of Bankruptcy. ...............................................4
           -------------------
      2.7  Event of Default. ..................................................4
           ----------------
      2.8  [Intentionally Deleted] ............................................4

      2.9  Hazardous Materials. ...............................................4
           -------------------
      2.10 Herein, hereafter, hereunder and hereof. ...........................5
           ---------------------------------------
      2.11 Interest Rate. .....................................................5
           -------------
      2.12 Force Majeure. .....................................................5
           -------------
      2.13 Land. ..............................................................5
           ----
      2.14 Lease Year. ........................................................5
           ----------
      2.15 Legal Requirements. ................................................5
           ------------------
      2.16 Mortgage. ..........................................................5
           --------
      2.17 Mortgagee. .........................................................5
           --------
      2.19 Operating Expenses. ................................................6
           ------------------
      2.20 Parking Facilities. ................................................6
           ------------------
      2.21 Real Estate Taxes. .................................................6
           -----------------
      2.22 Rent. ..............................................................6
           ----
      2.23 Rules and Regulations. .............................................6
           ---------------------
      2.24 Substantial Completion .............................................6
           ----------------------
      2.25 Substantial Part. ..................................................6
           ----------------
      2.26 Tenant's Property. .................................................6
           -----------------
      2.27 Work Agreement. ....................................................6
           --------------

ARTICLE 3: THE PREMISES ..................................................... 6
      3.1        Lease of Premises .......................................... 6
                 -----------------
      3.2        Landlord's Reservations .................................... 7
                 -----------------------

ARTICLE 4: TERM ............................................................. 7
      4.1        Lease Term ................................................. 7
                 ----------

ARTICLE 5: RENT ............................................................. 8
      5.1        Base Rent .................................................. 8
                 ---------
      5.2        Payment of Base Rent ....................................... 8
                 --------------------
      5.3        Additional Rent ............................................ 8
                 ---------------

ARTICLE 6: SECURITY DEPOSIT ................................................. 9
      6.1        General .................................................... 9
                 -------
      6.2        Security in the Form of Cash ............................... 9
                 ----------------------------
      6.3        [Intentionally Deleted] ................................... 10

ARTICLE 7: OPERATING EXPENSES .............................................. 10
      7.1        Tenant's Proportionate Share of Operating Expenses ........ 10
                 --------------------------------------------------
      7.2        Operating Expenses Defined ................................ 10
                 --------------------------
      7.3        Exclusions from Operating Expenses ........................ 13
                 ----------------------------------
      7.4        Estimated Payments ........................................ 14
                 ------------------
      7.5        Actual Operating Expenses ................................. 15
                 -------------------------
      7.6        Tenant's Right to Audit ................................... 15
                 -----------------------

ARTICLE 8: TAXES ........................................................... 16
      8.1        Tenant's Proportionate Sare of Real Estate Taxes .......... 16
                 ------------------------------------------------
      8.2        Estimated and Actual Payments ............................. 17
                 -----------------------------

ARTICLE 9: PARKING ......................................................... 17
      9.1        Parking Spaces ............................................ 17
                 --------------
      9.2        Changes to Parking Facilities ............................. 17
                 -----------------------------

ARTICLE 10: USE ............................................................ 18
      10.1       General ................................................... 18
                 -------
      10.2       Tenant's Personal Property ................................ 18
                 --------------------------
      10.3       Indoor Air Quality ........................................ 18
                 ------------------

ARTICLE 11: ASSIGNMENT AND SUBLETTING ...................................... 18
      11.1       General ................................................... 18
                 -------
      11.2       Restriction on Transfer ................................... 19
                 -----------------------
      11.3       Landlord's Options ........................................ 20
                 ------------------
      11.4       Additional Conditions: Excess Rent ........................ 20
                 ----------------------------------
      11.5       Reasonable Disapproval .................................... 21
                 ----------------------
      11.6       Release ................................................... 22
                 -------
      11.7       Administrative and Attorneys' Fees ........................ 22
                 ----------------------------------
      11.8       Material Inducement ....................................... 23
                 -------------------

ARTICLE 12: MAINTENANCE AND REPAIR........................................... 23
     12.1       Landlord's Obligation........................................ 23
                ---------------------
     12.2       Tenant's Obligation.......................................... 23
                -------------------
     12.3       Landlord's Right to Maintain and Repair...................... 24
                ---------------------------------------

ARTICLE 13: ALTERATIONS ..................................................... 24
      13.1      Initial Construction......................................... 24
                --------------------
      13.2      Tenant's Alterations......................................... 24
                --------------------
      13.3      Mechanics' Liens............................................. 26
                ----------------
      13.4      Landlord Alterations......................................... 26
                --------------------

ARTICLE 14: SIGNS............................................................ 26
      14.1      General...................................................... 26
                -------

ARTICLE 15: TENANT'S PROPERTY................................................ 27
      15.1      Tenant's Equipment........................................... 27
                ------------------
      15.2      Removal of Tenant's Property................................. 28
                ----------------------------

ARTICLE 16: RIGHT OF ENTRY................................................... 29
      16.1      General...................................................... 29
                -------

ARTICLE 17: INSURANCE........................................................ 29
      17.1      Insurance Rating............................................. 29
                ----------------
      17.2      Liability Insurance.......................................... 30
                -------------------
      17.3      Insurance for Tenant's Property.............................. 30
                -------------------------------
      17.4      Additional Insurance......................................... 30
                --------------------
      17.5      Requirements of Insurance Coverage........................... 31
                ----------------------------------
      17.6      Waiver of Subrogation........................................ 31
                ---------------------
      17.7      Security..................................................... 32
                --------
      17.8      Landlord's Insurance......................................... 32
                --------------------

ARTICLE 18: LANDLORD SERVICES AND UTILITIES.................................. 32
      18.1      Ordinary Services to the Premises............................ 32
                ---------------------------------
      18.2      After-Hours Services to the Premises......................... 33
                ------------------------------------
      18.3      Utility Charges.............................................. 34
                ---------------

ARTICLE 19: LIABILITY OF LANDLORD............................................ 34
      19.1      No Liability................................................. 34
                ------------
      19.2      Indemnity.................................................... 35
                ---------
      19.3      Limitation on Recourse....................................... 35
                ----------------------

ARTICLE 20: RULES AND REGULATIONS............................................ 36
      20.1      General...................................................... 36
                -------

ARTICLE 21: DAMAGE AND CONDEMNATION.......................................... 37
      21.1      Damage to the Premises....................................... 37
                ----------------------
      21.2      Condemnation................................................. 38
                ------------

ARTICLE 22: DEFAULT.......................................................... 39
      22.1      Events of Default............................................ 39
                -----------------
      22.2      Landlord's Remedies.......................................... 39
                -------------------

         22.3      Tenant's Liability for Damages............................ 40
                   ------------------------------
         22.4      Liquidated Damages........................................ 41
                   ------------------
         22.5      Rights Upon Possession.................................... 42
                   ----------------------
         22.6      No Waiver................................................. 42
                   ---------
         22.7      Right of Landlord to Cure Tenant's Default................ 42
                   ------------------------------------------
         22.8      Late Payment.............................................. 43
                   ------------
         22.9      Landlord's Lien........................................... 43
                   ---------------
         22.10     [Intentionally Deleted]................................... 43
                   -----------------------

ARTICLE 23: BANKRUPTCY....................................................... 43
         23.1      Event of Bankruptcy....................................... 43
                   -------------------
         23.2      Remedies.................................................. 44
                   --------

ARTICLE 24: MORTGAGES........................................................ 45
         24.1      Subordination............................................. 45
                   -------------
         24.2      Mortgages Protection...................................... 46
                   --------------------
         24.3      Modification Due to Financing............................. 47
                   ----------------------------
         24.4      Attornment................................................ 47
                   ----------

ARTICLE 25: SURRENDER AND HOLDING OVER....................................... 48
         25.1      Surrender of the Premises................................. 48
                   -------------------------
         25.2      Holding Over.............................................. 48
                   ------------

ARTICLE 26: QUIET ENJOYMENT.................................................. 49
         26.1      General................................................... 49
                   -------

ARTICLE 27: TENANT'S COVENANTS REGARDING HAZARDOUS MATERIALS................. 49
         27.1      Definition................................................ 49
                   ----------
         27.2      General Prohibition....................................... 49
                   -------------------
         27.3      Notice.................................................... 50
                   ------
         27.4      Survival.................................................. 51
                   --------

ARTICLE 28: MISCELLANEOUS.................................................... 51
         28.1      No Representations by Landlord............................ 51
                   ------------------------------
         28.2      No Partnership............................................ 51
                   --------------
         28.3      Brokers................................................... 51
                   -------
         28.4      Estoppel Certificate...................................... 51
                   --------------------
         28.5      Waiver Jury by Trial...................................... 52
                   --------------------
         28.6      Notices................................................... 53
                   -------
         28.7      Invalidity of Particular Provisions....................... 53
                   -----------------------------------
         28.8      Gender and Number......................................... 54
                   -----------------
         28.9      Benefit and Burden........................................ 54
                   ------------------
         28.10     Entire Agreement.......................................... 54
                   ----------------
         28.11     Authority................................................. 54
                   ---------
         28.12     Attorney's Fees........................................... 54
                   ---------------
         28.13     Governing Law............................................. 55
                   -------------
         28.14     Time of the Essence....................................... 55
                   -------------------
         28.15     Force Majeure............................................. 55
                   -------------
         28.16     Headings.................................................. 55
                   --------
         28.17     Memorandum of Lease....................................... 55
                   -------------------
         28.18     Landlord's Relocation Option.............................. 55
                   ----------------------------
         28.19     [Intentionally Deleted]................................... 56
                   -----------------------

     28.20  Effectiveness ................................ 56
            -------------
     28.21  Exhibits and Riders .......................... 56
            -------------------
     28.22  Transportation Management .................... 56
            -------------------------
     28.23  Option to Terminate .......................... 56
            -------------------
     28.24  Mortgagee's Consent .......................... 56
            -------------------

                                LIST OF EXHIBITS
                                ----------------

Exhibit A   Plan Showing Premises [NOT TO SCALE]

Exhibit B   Work Agreement

Exhibit C   Rules and Regulations

Exhibit D   Declaration of Commencement Date

Exhibit E   Subordination, Non-Disturbance and Attornment Agreement

                                 DEED OF LEASE

        THIS DEED OF LEASE ("Lease") is made as of the ____ day of _______, 1997 (for reference purposes only, "Date of Lease"), by and between Commonwealth Atlantic Land II Inc., a Virginia corporation ("Landlord"), and ManTech International Corporation, a New Jersey corporation ("Tenant").

        Landlord and Tenant, intending legally to be bound, hereby covenant and agree as set forth below.

ARTICLE 1: BASIC LEASE PROVISIONS

        The following are the basic terms of this Lease which shall have the meanings indicated:

        1.1  Premises. The Premises is deemed to be approximately 43,848 square
             --------
feet of rentable area, located on the first (1st), sixth (6th) and eighth
(8th) floors of the Building as outlined on Exhibit A attached hereto and made
                                            ---------
a part of hereof.

        1.2   Building. The Building contains 150,961 square feet of rentable
              --------
area and includes all alterations, additions, improvements, restorations or replacements now or hereafter made thereto, including the Common Area, with an address of 12015 Lee Jackson Highway, Fairfax, Virginia, 22030.

        1.3   Term. The term commencing on the Commencement Date and terminating
              ----
on the Expiration Date.

        1.4   Commencement Date. April 1, 1997, for the space located on the
              -----------------
first (1st) floor as outlined on Exhibit A-1 attached hereto and made a part
                                 -----------
hereof (hereinafter referred to as the "New 1st Floor Space"), and June 1, 1997 for the balance of the Premises (which includes the portion of the first (1st) floor known as the "CB Commercial Space"), both of which are subject to adjustment as set forth in Article 4.

        1.5   Rent Commencement Date. June 1, 1997, subject to adjustment as set
              ----------------------
forth in Article 4.

        1.6   Expiration Date. May 31, 2007, subject to adjustment as set forth
              ---------------
in Article 4.

        1.7   Base Rent. $868,190.40 for the first Lease Year payable in equal
              ---------
monthly installments of $72,349.20. The Base Rent shall be increased annually, beginning the first day of the second Lease Year, either (i) by an amount equal to one hundred fifty percent (150%) of any increase in the CPI (as calculated below) or (ii) as the Landlord determines in its sole discretion, but in either instance, the increase shall not exceed more than four percent (4%) of the previous Lease Year's Base Rent. The amount of the adjustment shall be determined by multiplying the previous Lease Year's then current Base Rent by the product of (a) 150%.

multiplied by (b) a fraction, the numerator of which shall be (i) the CPI for the month immediately preceding the anniversary date of the Lease Year for which the adjustment is to be made, minus (ii) the CPI for the same month in the immediately preceding Lease Year, and the denominator of which shall be the CPI for the same month in the immediately preceding Lease Year. CPI as used herein shall be defined as the United States Bureau of Labor Statistics, Consumer
Price Index for All Urban Consumers (CPI-U), U.S. City Average - All items (1982-1984 = 100), not seasonally adjusted. If the CPI is not published for any of the above described months, then the CPI published for the month closest, but prior to, the described month shall be used in its place. If the CPI is discontinued or replaced, the parties shall agree upon a comparable index based upon the cost of living or purchasing power of the consumer dollar published by any other governmental agency. If no such index is available, then the parties shall agree upon the selection of a comparable index published by a major bank or other financial institution or by a university or a recognized financial publication.

     1.8   Security Deposit. $72,349.20 in the form as set forth in Article 6.
           ----------------

     1.9   Base Year for Operating Expenses. The Base Year for calculation of
           --------------------------------
Operating Expenses shall be Calendar Year 1997.

     1.10  Base Year for Real Estate Taxes. The Base Year for calculation of
           -------------------------------
taxes shall be Calendar Year 1997.

     1.11  Tenant's Proportionate Share of Operating Expenses. 29.05% of the
           --------------------------------------------------
Operating Expenses allocable to the Building which is based upon the Premises containing 43,848 square feet of rentable area (on the Commencement Date) of the total Building containing 150,961 square feet of rentable area (on the Commencement Date).

     1.12  Tenant's Proportionate Share of Real Estate Taxes. 29.05% of the
           -------------------------------------------------
Real Estate Taxes allocable to the Building which is based upon the Premises containing 43,848 square feet of rentable area (on the Commencement Date) of the total Building containing 150,961 square feet of rentable area (on the Commencement Date).

     1.13  Parking Space Allocation. 3.22 spaces per one thousand (1,000) square
           ------------------------
feet of rentable area unreserved, non-exclusive parking spaces in the Parking Facilities.

1.14  Permitted Use. General office use and for no other purpose.
      -------------

1.15  Tenant's Trade Name. ManTech International Corporation and all its
      -------------------
      affiliates.

1.16  Broker(s).
      ---------

      Landlord's: CB Commercial Real Estate Group, Inc.

      Tenant's: Julien J. Studley, Inc.

1.17  Landlord's Address for Payment of Rent.
      --------------------------------------

      c/o CB Commercial Real Estate, Inc.
      Greenwood Corporate Center
      12015 Lee Jackson Highway
      Fairfax, Virginia 22033
      Attn: Property Manager

1.18  Landlord's Address for Notice Purposes.
      --------------------------------------

      c/o Commonwealth Atlantic Properties, Inc.
      Main Street Centre
      600 East Main Street
      Suite 2300
      Richmond, Virginia 23219
      Attn:   Jeffrey T. Sherman
              Senior Vice President

      With a copy to:

      McGuire Woods Battle & Boothe, L.L.P.
      8280 Greensboro Drive, Suite 900
      McLean, Virginia 22102
      Attention: Partner in Charge of Real Estate

1.19  Tenant's Address.
      ----------------

      ManTech International Corporation
      12015 Lee Jackson Highway
      Fairfac, Virginia 22033-3300
      Attn: Jodee E. Batdorf, Esquire

1.20  [Intentionally Deleted]

ARTICLE 2:  DEFINITIONS

     In addition to the terms defined in Article 1 above, the following defined terms are used in this Lease and shall have the meanings indicated.

     2.1    Additional Rent. As defined in Section 5.3.
            ---------------

     2.2    Agents. Officers, partners, directors, trustees, mortgagees,
            ------
collateral agents, employees, agents, licensees, customers, contractors, invitees, affiliates, sublessees and assignees.

     2.3    Alterations. Alterations, decorations, additions or improvements of
            -----------
any kind or nature to the Premises or the Building, whether structural or non-structural, interior, exterior or otherwise.

     2.4    Calendar Year. A period of twelve (12) months commencing on each
            -------------
January 1 during the Term, except that the first Calendar Year shall be that period from and including the Commencement Date through December 31 of that same year, and the last Calendar Year shall be that period from and including the last January 1 of the Term through the earlier of the Expiration Date or date of Lease termination.

     2.5    Common Area. All areas, improvements, facilities and equipment from
            -----------
time to time designated by Landlord for the common use or benefit of Tenant, other tenants of the Building and their Agents, including, without limitation, entrances and exits, landscaped areas, exterior lighting, loading areas, pedestrian walkways, roadways, sidewalks, atriums, courtyards, concourses, stairs, ramps, washrooms, maintenance and utility rooms and closets, exterior utility lines, hallways, lobbies, elevators and their housing and rooms, common window areas, common walls, common ceilings, common trash areas and Parking Facilities. Landlord may in its reasonable discretion designate other land and improvements outside the boundaries of the Land and Building to be part of the Common Area, provided that such other land and improvements have a reasonable and functional relationship to the Land and Building.

     2.6    Event of Bankruptcy. As defined in Article 23.
            -------------------

     2.7    Event of Default. As defined in Article 22.
            ----------------

     2.8    [Intentionally Deleted]

     2.9    Hazardous Materials. As defined in Article 27.
            -------------------

     2.10 Herein, hereafter, hereunder and hereof. Under this Lease, including,
          ---------------------------------------
without limitation, all Exhibits and Riders.


     2.11 Interest Rate. Per annum interest rate listed as the base rate on
          -------------
corporate loans at large U.S. money center commercial banks as published from time to time under "Money Rates" in The Wall Street Journal plus two percent
                                    -----------------------
(2%), but in no event greater than the maximum rate permitted by law. In the event The Wall Street Journal ceases to publish such rates, Landlord shall
      -----------------------
choose at Landlord's sole discretion a similar publication which publishes such rates.

     2.12 Force Majeure. As defined in Section 28.15.
          -------------

     2.13.Land. The piece or parcel of land described as lot and Square as
          ----
defined in Section 1.2 herein and all rights, easements and appurtenances thereunto belonging or pertaining to, or such portion thereof as shall be allocated by Landlord to the Building.

     2.14.Lease Year. Each consecutive twelve (12) month period elapsing after
          ----------
(i) the Commencement Date if the Commencement Date occurs on the first day of a month.


     2.15 Legal Requirements. All laws, statutes, ordinances, orders, rules,
          ------------------
ordinances, regulations and requirements (including but not limited to any and all energy conservation requirements applicable to the Building and customary industry indoor air quality standards and practices) of all federal, state and municipal governments, and the appropriate agencies, officers, departments, boards and commissions thereof whether now or hereafter in force which relate or are applicable to the Land, Premises or the Building or any part thereof.


     2.16 Mortgage. Any mortgage, deed of trust, security interest or title
          --------
retention interest affecting the Building or the Land, including a leasehold or subleasehold mortgage, and any and all renewals, modifications, consolidations of any such interest.

     2.17 Mortgagee. The holder of any note or obligation secured by a mortgage,
          ---------
deed of trust, security interest or title retention interest affecting the Building or the Land, including, without limitation, lessors under ground leases, sale-leasebacks and lease-leasebacks.

     2.18  Normal Business Hours. Between 8:00 a.m. and 6:00 p.m., Monday
           ---------------------
through Friday, and between 8:00 a.m. and 1:00 p.m. on Saturday, except for legal holidays observed by the federal government.

     2.19  Operating Expenses. As defined in Section 7.2.
           ------------------

     2.20  Parking Facilities. All parking areas now or hereafter made
           ------------------
available by Landlord for use by tenants, and their Agents, including, without limitation, surface parking, parking decks and parking areas under or within the Building, whether reserved, exclusive, non-exclusive or otherwise.

     2.21  Real Estate Taxes. As defined in Section 8.1.
           -----------------

     2.22  Rent. Base Rent and Additional Rent.
           ----

     2.23  Rules and Regulations. The rules and regulations set forth in Exhibit
           ---------------------                                         -------
C attached hereto and made a part hereof, as the same may be amended or
-
supplemented from time to time as set forth in Article 20.

     2.24  Substantial Completion. As defined in the Work Agreement attached
           ----------------------
hereto and made a part hereof as Exhibit B.
                                 ---------

     2.25  Substantial Part. More than fifty percent (50%) of the rentable
           ----------------
square feet of the Premises or the Building, as the case may be.

     2.26  Tenant's Property. Any and all personal property, furniture,
           -----------------
business trade fixtures, inventory and equipment located in the Premises and owned by, or in the care, custody and control of, Tenant together with all leasehold and tenant improvements and Alterations installed in or performed by Tenant or its Agents or on behalf of Tenant pursuant to the Work Agreement (as hereinafter defined) or the terms of this Lease but expressly excluding those items of standard base building work insured by Landlord and provided at Landlord's sole cost and expense as more fully described in the Work Agreement.

     2.27  Work Agreement. As set forth in Exhibit B attached hereto and made a
           --------------                  ---------
part of.

ARTICLE 3: THE PREMISES

     3.1   Lease of Premises. In consideration of the agreements contained
           -----------------
herein, Landlord hereby conveys, bargains, grants and leases a leasehold interest in the Premises to Tenant, and Tenant hereby leases a leasehold interest in the Premises from Landlord, for the Term and upon the terms and conditions hereinafter provided. As an appurtenance to the Premises, Tenant shall have the non-exclusive right, together with other tenants of the Building and their Agents, to use the Common Area. Landlord shall retain absolute dominion and control over the Common Area and shall operate and maintain the Common Area in such a manner as Landlord, in its reasonable discretion, shall determine; provided, however, such exclusive right shall not operate to prohibit Tenant from its use of the Premises for the Permitted Use. The Premises are leased subject to, and Tenant agrees not to violate, all present and future covenants, conditions and restrictions of record which affect the Building. The Premises shall not include an easement for light, air or view.

     3.2   Landlord's Reservations. In addition to the other rights of Landlord
           -----------------------
under this Lease, Landlord reserves the right (i) to change the street address and/or name of the Building, (ii) to install, erect, use, maintain and repair mains, pipes, conduits and other such facilities to serve the Building's tenants in and through the Premises, (iii) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building, (iv) to establish a condominium regime for the Building, the Land and/or the Common Area and to include the Premises therein, (v) to control the use of the roof and exterior walls of the Building for any purpose, and (vi) perform such other acts and make such other changes with respect to the Common Area and Building as Landlord may, in the exercise of sound business judgment, deem to be appropriate and consistent with other similarly situated first-class buildings in the area. Landlord may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction, actual or constructive, or a disturbance or interruption of the business of Tenant or Tenant's use or occupancy of the Premises; provided, however, Tenant's access to the Premises shall not be materially adversely affected thereby.

ARTICLE 4: TERM

     4.1 Lease Term. Subject to Tenant's exercise of the opinion to terminate as
         ----------
set forth in Article 28, the Term shall commence on the Commencement Date and expire at midnight on the Expiration Date for occupancy purposes and shall commence on the Rent Commencement Date and expire on midnight on the Expiration Date for payment of Rent purposes. Landlord and Tenant acknowledge that Tenant is occupying a Substantial Part of the space comprising the Premises pursuant to a prior lease which is scheduled to expire prior to the Commencement Date. Landlord shall accept the Premises in "as is" condition subject to the work to be performed pursuant to Exhibit B, attached hereto. If requested by Landlord,
                         ---------
Tenant shall within fifteen (15) days
of such request sign a declaration acknowledging the Commencement Date, the Rent Commencement Date and the Expiration Date in the form attached hereto and made a part hereof as Exhibit D
               ---------

ARTICLE 5: RENT

     5.1 Base Rent. Tenant shall pay to Landlord the Base Rent as specified in
         ---------
Section 1.7.

     5.2 Payment of Base Rent. Subject to Subsections 21.1 and 21.2, Base Rent
         --------------------
for each Lease Year shall be payable in equal monthly installments, in advance, without demand, notice, deduction, offset or counterclaim, on or before the first day of each and every calendar month during the Term. If the Commencement Date occurs on a date other than on the first day of a calendar month, Base Rent shall be prorated from such date until the first day of the following month. Tenant shall pay the Base Rent and all Additional Rent, by good check or in lawful currency of the United States of America, to Landlord at the address set forth in Section 1.17 herein, or to such other address or in such other manner as Landlord from time to time specifies by written notice to Tenant. Any payment made by Tenant to Landlord on account of Base Rent may be credited by Landlord to the payment of any late charges then due and payable and to any Base Rent or Additional Rent then past due before being credited to Base Rent currently due.

     5.3 Additional Rent. All sums payable by Tenant under this Lease, other
         ---------------
than Base Rent, shall be deemed "Additional Rent," and, unless otherwise set forth herein, shall be payable in the same manner as set forth above for Base Rent. Whenever the word "rent" or "Rent" is used in this Lease it shall be deemed to include Additional Rent unless the context specifically or clearly implies that only the Base Rent is referenced. All remedies available to Landlord pursuant to the terms of this Lease for non-payment of Base Rent shall be applicable for non-payment of Additional Rent.

     5.4 Acceptance of Rent. If Landlord shall direct Tenant to pay Base Rent or
         ------------------
Additional Rent to a "Lockbox" or other depository whereby checks issued in payment of Base Rent or Additional Rent (or both, as the case may be) are initially cashed or deposited by a person or entity other than Landlord (albeit on Landlord's authority), then, for any and all purposes under this Lease: (i) Landlord shall not be deemed to have accepted such payment until ten (10) days after the date on which Landlord shall have actually received such funds, and
(ii) Landlord shall be deemed to have accepted such payment if (and only if) within said ten (10) day period,

Landlord shall not have refunded (or attempted to refund) such payment to Tenant. Nothing contained in the immediately preceding sentence shall be construed to place Tenant in default of Tenant's obligation to pay Rent if and for so long as Tenant shall timely pay the Rent required pursuant to this Lease in the manner designated by Landlord.

ARTICLE 6: SECURITY DEPOSIT

     6.1 General. Simultaneously with the execution of this Lease, Tenant shall
         -------
deposit in the form of cash or an irrevocable letter of credit the Security Deposit with Landlord, which shall be held by Landlord, without obligation for interest, as security, for the performance of Tenant's obligations and covenants under this Lease. It is expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of an Event of Default. Landlord shall endeavor in good faith and use its reasonable efforts to conduct a "Post Move-Out Inspection" of the Premises within ten (10) business days after the Expiration Date or earlier termination of this Lease, and Tenant shall be notified of the date for and have the right to be present at such Post Move-Out Inspection. If there has not been an Event of Default (beyond applicable notice and cure periods) during the first five (5) Lease Years and Tenant has maintained a substantial net worth, Landlord shall return the Security Deposit or any remaining balance thereof to Tenant within thirty (30) days after the expiration of the fifth (5th) Lease Year. Otherwise, Landlord shall return the Security Deposit or any remaining balance thereof to Tenant within thirty (30) days of the Post Move-Out Inspection.

     6.2 Security in the Form of Cash. If an Event of Default shall occur or if
         ----------------------------
Tenant fails to surrender the Premises in the condition required by this Lease, Landlord shall have the right (but not the obligation), and without prejudice to any other remedy which Landlord may have on account thereof, to apply all or any portion of the Security Deposit to cure such default or to remedy the condition of the Premises. If Landlord so applies the Security Deposit or any portion thereof before the Expiration Date or earlier termination of this Lease, Tenant shall deposit with Landlord, upon written demand, the amount necessary to restore the Security Deposit to its original amount. The amounts deducted from the Security Deposit shall be the actual costs incurred to cure such default and shall not include items such as administrative fees and interest. The demand letter shall provide sufficient documentation to support such expenditures. If Landlord shall sell or transfer its interest in the

Building, Landlord shall have the right to transfer the Security Deposit to such purchaser or transferee, in which event Tenant shall look solely to the new landlord for the return of the Security Deposit, and Landlord thereupon shall be released from all liability to Tenant for the return of the Security Deposit. Although the Security Deposit shall be deemed the property of Landlord, any remaining balance of the Security Deposit shall be returned to Tenant within thirty (30) days of the Post Move-Out Inspection.

     6.3 [Intentionally Deleted].

ARTICLE 7: OPERATING EXPENSES

     7.1 Tenant's Proportionate Share of Operating Expenses. Tenant shall pay to
         --------------------------------------------------
Landlord throughout the Term, as Additional Rent, Tenant's Proportionate Share of the amount by which the Operating Expenses during each Calendar Year exceed the Operating Expenses during the Base Year for Operating Expenses. In the event that the Commencement Date or the Expiration Date are other than the first day of a Calendar Year then Tenant's Proportionate Share of the Operating Expenses shall be adjusted to reflect the actual period of occupancy during the Calendar Year. Notwithstanding the foregoing, any expense incurred by Landlord in maintaining Tenant's cooling tower and emergency generator as well as any expense incurred by Landlord in monitoring Tenant's Suite Access Control security system shall be directly passed through to Tenant.

     7.2 Operating Expenses Defined.
         --------------------------

     (a) As used herein, the term "Operating Expenses" shall mean all expenses, disbursements and costs of every kind and nature, consistent with similar first-class office buildings in Fairfax County, Virginia, which Landlord incurs because of or in connection with the ownership, maintenance, management, repair, alteration, replacement and operation of the Building (which expressly includes the Land, the Parking Facilities and the Common Area) including, without limitation, the following:

     (1) Wages and salaries of all employees, including without limitation an on-site management agent and staff, whether employed by Landlord or the Building's management company and all costs related to or associated with such employees or the carrying out of their duties, including uniforms and their cleaning, taxes, auto allowances and insurance and benefits (including, without limitation, contributions to pension and/or profit sharing plans and vacation or other paid absences), provided such wages, salaries and related costs are usual and customary for employees in similar positions;

     (2) All supplies and materials, including janitorial and lighting supplies:

     (3) All utilities, including, without limitation, electricity, telephone (including, without limitation, all costs and expenses of telephone service for the sprinkler alarm system, if any), water, sewer, power, gas, heating, lighting and air conditioning for the Building, except to the extent such utilities are charged directly to or paid directly by, a tenant of the Building;

     (4) All insurance (including any deductibles) purchased by Landlord or the Building's management company relating to the Building and any equipment or other property contained therein or located thereon including, without limitation, casualty, liability, rental loss, sprinkler and water damage insurance;

     (5) All repairs to the Building and all mechanical components and equipment therein (excluding repairs paid for by the proceeds of insurance or by Tenant or other third parties other than as a part of the Operating Expenses), including interior, exterior, structural or non-structural, and regardless of whether foreseen or unforeseen;

     (6) All maintenance of the Building and all mechanical components and equipment therein including, without limitation, painting, ice and snow removal, landscaping, groundskeeping and the patching, painting and resurfacing of surfaces that are a part of the Parking Facilities;

     (7) A management fee payable to Landlord and/or the company or companies managing the Building including but not limited to a separate fee for the Parking Facilities, if any, provided such management fee shall be comparable to the fees charged for other first-class office buildings in Norther Virginia;

     (8) All maintenance, operation and service agreements for the Building, and any equipment related thereto, including, without limitation, service and/or maintenance agreements for the sprinkler system in the Building, if any (excluding those paid for by Tenant or any third parties other than as a part of Operating Expenses);

     (9) Commercially reasonable accounting, consulting and legal fees;

     (10) Any additional services not provided to the Building at the Commencement Date but thereafter provided by Landlord as Landlord shall deem necessary or desirable;

     (11) All condominium dues and related charges and all assessments, whether general, special or otherwise, levied against Landlord or the Building pursuant to any condominium regime or any declaration or other instrument affecting the Building or any part or component thereof;

     (12) All computer rentals for energy management or security monitoring systems, if any;

     (13) Any capital improvements made to the Building after the Commencement Date (other than those made for the addition of rentable square footage to the Building or for the sole benefit of a Building tenant pursuant to its lease), the cost of which shall be amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized balance of such cost at the Interest Rate or such higher rate as may have been paid by Landlord on funds borrowed for the purposes of constructing said capital improvements but only to the extent that such capital improvement is (i) intended by Landlord to result in the reduction of Operating Expenses, (ii) necessary or advisable to comply with Legal Requirements, or (iii) necessary or advisable to comply with insurance requirements or recommendations of Landlord's insurer or Mortgagee;

     (14) All costs incurred in implementing and operating any transportation management program, ride sharing program or similar program including, but not limited to, the cost of any transportation program fees, mass transportation fees or similar fees charged or assessed by any governmental or quasi-governmental entity or pursuant to any Legal Requirements;

     (15) Any payments made by the Landlord under any easement or license agreement, declaration, restrictive covenant or instrument pertaining to the payment of sharing of costs among property owners; and

     (16) Reasonable reserves for replacements, repairs and contingencies.

     (b) If during any Calendar Year (including the Base Year for Operating Expenses), the average occupancy rate for the Building is less than ninety-five percent (95%) or Landlord is not supplying services to 95% of the rentable area of the Building at any time during any such Calendar Year, Operating Expenses for such Calendar Year shall be deemed to include all additional costs and expenses of ownership, maintenance, management and operation of the Building which Landlord determines that it would have paid or incurred during any such Calendar Year if such average occupancy rate for the Building had been 95% and had Landlord been supplying services to 95% of the rentable square feet of the Building throughout such Calendar Year. If any amounts comprising Operating Expenses are incurred not just with respect to the office area of the Building, but also with respect to the retail area of the Building, if any, then Landlord shall endeavor in good faith and use its reasonable efforts to allocate such amounts between the office and retail areas of the Building. Such allocation shall be made on a fair and equitable basis, based on the usage of or benefits received from the service, utility or item in question.

     7.3  Exclusions from Operating Expenses.
          ----------------------------------

          (a)  Operating Expenses shall not include the following:

               (1) Legal fees, space planners' fees, real estate brokers' leasing commissions and advertising expenses incurred in connection with the original or future leasing of space in the Building;

               (2) Costs and expenses of alterations or improvements of the Premises or the leasehold premises of other individual tenants in the Building;

               (3) Costs of correcting defects in, or inadequacy of, the design or construction of the Building or the materials used in the construction of the Building or the equipment or appurtenances thereto to the extent covered by warranties and recovered by Landlord;

               (4) Depreciation, interest and principal payments on mortgages and other financing costs, if any, other than amortization of and the interest factor attributable to permitted capital improvements;

               (5) Costs and expenses associated with the operation of the business of the person or entity which constitutes Landlord as the same are distinguished from the costs of operation of the Building, including accounting and legal matters, costs of defending any lawsuits with any Mortgagee (except to the extent the actions of Tenant or any other tenant may be in issue), costs of selling or financing any of Landlord`s interest in the Building and outside fees paid in connection with disputes with other tenants;

               (6) Costs and expenses directly resulting from the gross negligence or willful misconduct of Landlord or its Agents to the extent provable by Tenant:

               (7)  Real Estate Taxes;

               (8)  Ground lease rents;

               (9) Costs incurred by Landlord for the repair of damage to the Building to the extent that Landlord is reimbursed by insurance or other third parties;

               (10) Any cost representing an amount paid for first class services and/or materials to a related person, firm, or entity to the extent such amount exceeds the amount that would be paid for such first class services and/or materials at the then existing market rates to an unrelated person, firm, or entity;

               (11) Costs incurred due to the late payment of taxes, utility bills or other amounts owing, so long as Landlord was obligated to make such payments and did not in good faith dispute the amount of such payments; and

               (12) Costs or expenses incurred by Landlord in financing, refinancing, pledging, selling, granting or otherwise transferring or encumbering ownership rights in the Building or Land.

     7.4  Estimated Payments. Landlord shall submit to Tenant, before the
          ------------------
beginning of each Calendar Year, a statement of Landlord's estimate of the Operating Expenses payable by Tenant during such Calendar Year. In addition to the Base Rent, Tenant shall pay to Landlord on or before the first day of each month during such Calendar Year an amount equal to one-twelfth (1/12) of the estimated Operating Expenses payable by Tenant for such Calendar Year as set forth in Landlord's statement, subject, however, to Subsections 21.1 and 21.2 of this Lease. If Landlord fails to give Tenant notice of its estimated payments due under this Section for any Calendar Year, then Tenant shall continue making monthly estimated payments in accordance with the estimate for the previous Calendar Year until a new estimate is provided by Landlord. If Landlord determines that, because of unexpected increases in Operating Expenses or other reasons, Landlord's estimate of the Operating Expenses was too low, then Landlord shall have the right to give a new statement of the estimated

Operating Expenses due from Tenant for such Calendar Year or the balance thereof and to bill Tenant for any deficiency which may have accrued during such Calendar Year, and Tenant shall thereafter pay monthly estimated payments based on such new statement.

     7.5 Actual Operating Expenses. Within one hundred twenty (120) days after
         -------------------------
the end of each Calendar Year, Landlord shall submit a statement to Tenant showing the actual Operating Expenses for such Calendar Year and Tenant's Proportionate Share of the amount by which such Operating Expenses exceed the Operating Expenses during the Base Year. If for any Calendar Year, Tenant's estimated monthly payments exceed Tenant's Proportionate Share of the amount by which the actual Operating Expenses for such Calendar Year exceed the Operating Expenses during the Base Year, then Landlord shall give Tenant a credit in the amount of the overpayment toward Tenant's next monthly payments of estimated Operating Expenses, unless the Lease has expired wherein Landlord shall send such refund to Tenant at Tenant's forwarding address. If for any Calendar Year Tenant's estimated monthly payments are less than Tenant's Proportionate Share of the amount by which the actual Operating Expenses for such Calendar Year exceed the Operating Expenses during the Base Year, then Tenant shall pay the total amount of such deficiency to Landlord within thirty (30) days after receipt of the statement from Landlord. Landlord's and Tenant's obligations with respect to any overpayment or underpayment of Operating Expenses shall survive the expiration or earlier termination of this Lease.

     7.6 Tenant's Right to Audit. Tenant shall pay to Landlord all amounts
         -----------------------
payable pursuant to Sections 7.4 and 7.5 herein without off-set or deduction within the time periods provided for in each respective Section notwithstanding that Tenant may object to Landlord's statement rendered pursuant thereto. In the event Tenant shall dispute the amount set forth in Landlord's statement as described in Section 7.5 herein and Tenant pays the full amount set forth in Landlord's reconciliation statement then, Tenant shall have the right, not later than sixty (60) days following receipt of such statement, to cause Landlord's books and records with respect to the preceding Calendar Year to be audited by an independent Certified Public Accountant mutually acceptable to Landlord and Tenant, and who shall not be compensated on a contingency basis. Such audit shall occur upon not less than twenty (20) days prior written notice to Landlord, at Landlord's place of business or the actual location of Landlord's books and records if different from Landlord's place of business, during Landlord's normal business hours. The amounts payable under this Section by Landlord to Tenant or by Tenant to Landlord, as the case may be, shall be appropriately adjusted on the basis of such audit. If such audit discloses a liability for further refund by Landlord to Tenant in excess of five percent (5%) of the payments previously made by Tenant for such Calendar Year, the actual out-of-pocket cost of such audit incurred by Tenant shall be borne by Landlord and paid within thirty (30) days of demand from Tenant subject to Landlord's right to dispute the results of Tenant's audit as hereinafter described: otherwise, the cost of such audit shall be borne by Tenant. Notwithstanding the foregoing, in no event shall Landlord's cost for such audit exceed Three Thousand Dollars ($3,000). If Tenant shall not request an audit in accordance with the provisions of this Section within sixty (60) days of receipt of Landlord's reconciliation statement of actual Operating Expenses, such statement shall be conclusive and binding upon Landlord and Tenant.

ARTICLE 8: TAXES

     8.1 Tenant's Proportionate Share of Real Estate Taxes. Tenant shall pay to
         -------------------------------------------------
Landlord throughout the Term, as Additional Rent, Tenant's Proportionate Share of the amount by which the Real Estate Taxes during each Calendar Year exceed the Real Estate Taxes for the Base Year for Real Estate Taxes. In the event the Commencement Date or the Expiration Date are other than the first day of a Calendar Year, the Tenant's Proportionate Share of the Real Estate Taxes shall be adjusted to reflect the actual period of occupancy during the Calendar Year.

         (a) As used herein, the term "Real Estate Taxes" shall mean all taxes and assessments, general or special, ordinary or extraordinary, foreseen or unforeseen, assessed, levied or imposed by any governmental authority upon the Building (which expressly includes the Land, the Parking Facilities and the Common Area) and upon the fixtures, machinery, equipment or systems in, upon or used in connection with any of the foregoing, and the rental, revenue or receipts derived therefrom, under the current or any future taxation or assessment system or modification of, supplement to, or substitute for such system. Real Estate Taxes also shall include special assessments which are in the nature of or in substitution for real estate taxes, including, without limitation, road improvement assessments, special use area assessments, school district assessment, vault space rentals and any business, professional and occupational license tax payable by Landlord in connection with the Building. If at any time the method of taxation prevailing at the Date of Lease shall be altered so that in lieu of, as a substitute for or in addition to the whole or any part of the taxes now levied or assessed, there shall be levied or assessed a tax of whatever nature, then the same shall be included as Real Estate Taxes hereunder. Further, for the purposes of this Article, Real Estate Taxes shall include the reasonable expenses (including, without limitation, attorneys' fees) incurred by Landlord in challenging or obtaining or attempting to obtain a reduction of such Real Estate Taxes, regardless of the outcome of such challenge. Notwithstanding the foregoing, Landlord shall have no obligation to challenge Real Estate Taxes. If as a result of any such challenge, a tax refund is made to Landlord, then the amount of such refund less the expenses of the challenge shall be deducted from Real Estate Taxes due in the Lease Year such refund is received.

     8.2 Estimated and Actual Payments. Landlord shall charge Tenant for its
         -----------------------------
Proportionate Share of Real Estate Taxes and Tenant shall pay such charges in accordance with the procedures established under Sections 7.4 and 7.5 for payment of Operating Expenses.

ARTICLE 9: PARKING

     9.1 Parking Spaces. During the Term, Tenant shall be entitled to its
         --------------
Parking Space Allocation at no charge. Tenant may obtain additional monthly parking spaces in the Parking Facilities, as available, by contracting for them separately at the then-prevailing monthly rate, including any rate increases.

     9.2 Changes to Parking Facilities. Landlord shall have the right, from time
         -----------------------------
to time, without Tenant's consent, to change, alter, add to, temporarily close or otherwise affect the Parking Facilities in such manner as Landlord, in its sole discretion, deems appropriate including, without limitation, the right to designate reserved spaces available only for use by one or more tenants (however, in such event, those parking spaces shall still be deemed Common Area for the purpose of the definition of Operating Expenses), provided that, except in emergency situations or situations beyond Landlord's control, Landlord shall use commercially reasonable efforts to provide alternative Parking Facilities; provided, further, however, in no event shall Landlord's use of its discretion herein diminish Tenant's Parking Space Allocation at any time.

ARTICLE 10: USE

     10.1 General. Tenant shall occupy the Premises solely for the Permitted Use
          -------
under Tenant's Trade Name. The Premises shall not be used for any other purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned. Tenant shall comply, at Tenant's expense, with (i) all Legal Requirements applicable to the Premises, and (ii) any reasonable requests of Mortgagee or any insurance company providing coverage with respect to the Premises. Tenant shall not knowingly use or occupy the Premises or knowingly allow the Premises to be used in violation of any recorded covenants, conditions and restrictions affecting the Premises or the Building or of any Legal Requirements, or of any certificate of occupancy issued for the Premises or Building or in any manner that is dangerous or that shall constitute waste, unreasonable annoyance or a nuisance to Landlord or the other tenants of the Building.

     10.2 Tenant's Personal Property. Tenant shall pay before delinquency any
          --------------------------
business, rent or other tax or fee that is now or hereafter assessed or imposed upon Tenant's use or occupancy of the Premises, the conduct of Tenant's business in the Premises or Tenant's Property. If any such tax or fee is enacted or altered so that such tax or fee is imposed upon Landlord or so that Landlord is responsible for collection or payment thereof, then Tenant shall pay the amount of such tax or fee as Additional Rent.

     10.3 Indoor Air Quality. Tenant shall not permit any person to smoke
          ------------------
tobacco in any part of the Building except in those areas that are clearly designated by the Landlord as smoking areas and in the area used as Tenant's executive offices. Landlord reserves the right to prohibit all smoking in the Building. Tenant shall not use, store or handle or permit the usage, storing or handling of any materials in levels that exceed those established for indoor air quality pursuant to applicable Legal Requirements.

ARTICLE 11: ASSIGNMENT AND SUBLETTING

     11.1 General. Except as otherwise expressly provided in this Article, 11,
          -------
no Transfer (as hereinafter defined) shall be permitted without Landlord's prior written consent which consent Landlord may withhold in its sole and absolute discretion.

     11.2 Restriction on Transfer. Subject to the provisions of Sections 11.3,
          -----------------------
11.4 and 11.5, Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned, assign, or otherwise transfer or convey this Lease or any interest herein or sublet the Premises or any part thereof or enter into any licenses or concessions or permit the use and occupancy of the Premises by any party other than Tenant, its affiliates, subsidiaries, joint ventures or its Defense Contracting Audit Agency (DCAA) auditors or transfer the Premises or any part thereof by operation of law or other voluntary or involuntary transfer (any such assignment, sublease or any of the other foregoing shall sometimes be hereinafter referred to as a "Transfer). Tenant shall not mortgage or encumber this Lease or any interest herein without the prior written consent of Landlord, which consent may be withheld at Landlord's absolute discretion, and any such mortgage or encumbrance shall be deemed a "Transfer." Any Transfer without Landlord's consent shall constitute an Event of Default by Tenant under this Lease, without the benefit of any additional notice or cure period specified in
Section 22.2(ii) herein, and in addition to all of Landlord's other remedies at law, in equity or under this Lease, such Transfer shall be voidable at Landlord's election. In addition, this Lease shall not, nor shall any interest of Tenant herein be assignable by operation of law without the written consent of Landlord. For purposes of this Article 11, if Tenant is a corporation, partnership or other entity, (i) any transfer, assignment, encumbrance or hypothecation of fifty percent (50%) or more (individually or in the aggregate) of any stock or other ownership interest in such entity, (ii) any transfer, assignment, hypothecation or encumbrance that changes the current management and effective control of Tenant's business by and from George J. Pedersen, and/or
(iii) any transfer, assignment, hypothecation or encumbrance of any controlling ownership or voting interest in such entity, or any merger or consolidation in which the Tenant is involved, shall be deemed an assignment of this Lease and shall be subject to all of the restrictions and provisions contained in this
Article 11. Notwithstanding the foregoing, the immediately preceding sentence shall not apply to any transfers of stock of

Tenant if Tenant is, or becomes, a publicly-held corporation and such stock is transferred publicly over a recognized security exchange or over-the-counter market.

     11.3 Landlord's Options. If at any time or from time to time during the
          ------------------
Term, Tenant desires to effect a Transfer, Tenant shall deliver to Landlord written notice ("Transfer Notice") setting forth the terms and provisions of the proposed Transfer and the identity of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as a "Transferee"). Tenant shall also deliver to Landlord with the Transfer Notice, a current financial statement and financial statements for the preceding two (2) years of the Transferee which have been certified or audited by a reputable independent accounting firm acceptable to Landlord, and such other information concerning the business background and financial condition of the proposed Transferee as Landlord may reasonably request. Landlord shall have the option, exercisable by written notice delivered to Tenant within twenty (20) days after Landlord's receipt of the Transfer Notice, such financial statements and other information, either to:

     (a) approve or disapprove such Transfer, which approval shall not be unreasonably withheld, delayed or conditioned; or

     (b) terminate this Lease with respect to the entire Premises in the case of a request to Transfer the entire Premises (or, in the case of a proposed Transfer of less than the entire Premises, only that portion of the Premises which the Tenant has requested to Transfer), which termination shall be effective thirty (30) days after Tenant's receipt of Landlord's notice.

     11.4 Additional Conditions; Excess Rent. If Landlord does not exercise its
          ----------------------------------
termination option and instead approves of the proposed Transfer pursuant to
Section 11.3(a) above, Tenant may enter into the proposed Transfer with such proposed Transferee subject to the following further conditions:

     (a) the Transfer shall be on the same terms set forth in the Transfer Notice delivered to Landlord (if the terms have materially changed, Tenant must submit a revised Transfer Notice to Landlord and Landlord shall have another twenty (20) days after receipt thereof to make the election in Section 11.3(a) or 11.3(b) above);

          (b) no Transfer shall be valid and no Transferee shall take possession of the Premises until an executed counterpart of the assignment, sublease or other instrument effecting the Transfer has been delivered to Landlord pursuant to which the Transferee shall expressly assume all of Tenant's obligations under this Lease (or with respect to a sublease of a portion of the Premises or for a portion of the Term, all of Tenant's obligations applicable to such portion);

          (c) no Transferee shall have a further right to assign, encumber or sublet except on the terms herein contained; and

          (d) fifty percent (50%) of any rent or other economic consideration received by Tenant as a result of such Transfer which exceeds, in the aggregate, (i) the total rent which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), plus (ii) any reasonable brokerage commissions, attorneys' fees and moving costs actually paid by Tenant in connection with such Transfer, shall be paid to Landlord within ten (10) days after receipt thereof as Additional Rent under this Lease, without affecting or reducing any other obligations of Tenant hereunder.

     11.5 Reasonable Disapproval. Landlord and Tenant hereby acknowledge that
          ----------------------
Landlord's disapproval of any proposed Transfer pursuant to Section 11.3(a) shall be deemed reasonably withheld if based upon any reasonable factor, including, without limitation, any or all of the following factors: (i) the proposed Transfer would result in more than two subleases of portions of the Premises being in effect at any one time during the Term; (ii) the net effective rent payable by the Transferee (adjusted on a rentable square foot basis) is less than the net effective rent then being quoted by Landlord for new leases in the Building for comparable size space for a comparable period of time; (iii) the proposed Transferee is an existing tenant of the Building or is negotiating with Landlord (or has negotiated with Landlord in the last six (6) months for space in the Building; (iv) the proposed Transferee is a governmental entity;
(v) the portion of the Premises to be sublet or assigned is irregular in shape with inadequate means of ingress and egress; (vi) the use of the Premises by the Transferee (A) is not permitted by the use provisions in Article 10 hereof, or (B) violates any exclusive use granted by Landlord to another tenant in the Building; (vii) the Transfer would likely result in significant increase in the use of the parking areas or Common Areas by the Transferee's employees or visitors, and/or significantly increase the demand upon utilities and services to be provided by Landlord to the Premises; (viii) the Transferee does not have the financial capability to fulfill the obligations imposed by the Transfer; (ix) the Transferee is not in Landlord's reasonable opinion of reputable or good character or consistent with Landlord's desired tenant mix; or (x) the Transferee is a real estate developer or landlord or is acting directly or inidirectly on behalf of a real estate developer or landlord.

     11.6 Release. No Transfer shall release Tenant of Tenant's obligations
          -------
under this Lease or alter the primary lability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. If there is an Event of Default under this Lease, Landlord may thereafter require that any Transferee of Tenant remit directly to Landlord on a monthly basis, all monies due Tenant by said Transferee. However, the acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent by Landlord to one Transfer shall not be deemed consent to any subsequent Transfer. If an Event of Default occurs by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor. Landlord may consent to subsequent assignments of the Lease or sublettings or amendments or modifications to the Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions shall not relieve Tenant of liability under this Lease.

     11.7 Administrative and Attorneys' Fees. If Tenant effects a Transfer or
          ----------------------------------
requests the consent of Landlord to any Transfer, then Tenant shall, upon demand, pay Landlord a non-refundable administrative fee of Five Hundred Dollars ($500.00), plus any consultants', engineers' and reasonable attorneys' fees incurred by Landlord in connection with such Transfer or request for consent. Landlord shall provide an estimate of the consultants', engineers' and reasonable attorneys' fees at the time of Tenant's request for consent. Acceptance of the $500.00 administrative fee and reimbursement of Landlord's attorneys' and paralegal fees shall in no event obligate Landlord to consent to any proposed Transfer.

     11.8 Material Inducement. Tenant understands, acknowledges and agrees that
          -------------------
(i) Landlord's option to terminate this Lease upon any proposed Transfer as provided in Section 11.3(b) above rather than approve the proposed Transfer, and
(ii) Landlord's right to receive any excess consideration paid by a Transferee in connection with an approved Transfer as provided in Section 11.4(d) above, are a material inducement for Landlord's agreement to lease the Premises to Tenant upon the terms and conditions herein set forth.

ARTICLE 12: MAINTENANCE AND REPAIR

     12.1 Landlord's Obligation. Except for repairs which Tenant is required to
          ---------------------
make pursuant to Section 12.2, Landlord shall keep and maintain in good repair and working order the Building, including the Common Area and the equipment within and serving the Premises and the Building (excluding Tenant's Property) that are required for the normal maintenance and operation of the Premises and the Building. In addition, Landlord shall assume responsibility for the maintenance of Tenant's cooling tower and emergency generator. The cost of such maintenance and repairs to the Building and said equipment shall be included in the Operating Expenses and paid by Tenant as provided in Article 7 herein. All work shall be performed in a first-class workmanlike manner. Tenant shall use its best efforts to immediately give Landlord written notice of any defect or need for repairs. After such notice, Landlord shall have a reasonable opportunity to repair or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect.

     12.2 Tenant's Obligation. Tenant shall, at its own expense, maintain the
          -------------------
Premises and all of Tenant's Property in good, clean and safe condition, promptly making all necessary repairs and replacements. Tenant shall repair at its expense, any and all damage caused by Tenant or Tenant's Agents to the Building, Common Area, the Premises and Tenant's Property, including equipment within and serving the Building, ordinary wear and tear excepted. Such maintenance and repairs shall be performed with due diligence, lien-free and in a first-class workmanlike manner, by such contractor(s) selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Tenant shall bear the cost of, but shall not itself perform any such repairs which would (i) affect the Building's structure or mechanical or electrical systems, (ii) which would be visible from the exterior of the Building or from any interior Common Area of the Building, or
(iii) were originally performed by Landlord under the Work Agreement. Where Landlord performs such repairs, Tenant shall promptly pay to Landlord upon written demand all costs incurred in connection therewith together with interest thereon at the Interest Rate accruing from the date such costs become past due until paid. Without the prior written consent of the Landlord which may be withheld in Landlord's sole discretion, Tenant shall not have access to the roof of the Building for any purpose whatsoever, provided, however, if Tenant shall require access to its cooling tower located on the roof or in the event Tenant requires installation of additional communications equipment (i.e., a satellite dish) on the roof, Landlord shall use commercially reasonable efforts to accomodate Tenant's requests after receipt of written notice of such requests. Tenant shall be required to obtain all permits and approvals prior to installation of additional communications equipment and such installation shall be subject to any existing restrictive covenants.

     12.3 Landlord's Right to Maintain or Repair. If, within ten (10) days
          --------------------------------------
following receipt of notice to Tenant, Tenant fails to commence to repair or replace any damage to the Building, Common Area, Premises or Tenant's Property which is Tenant's obligation to perform, and diligently pursue timely completion of such repair and replacement, Landlord may, at its option, perform Tenant's obligations and Tenant shall promptly pay Landlord all costs incurred in connection therewith plus interest thereon at the Interest Rate accruing from the date such costs are past due until paid.

ARTICLE 13: ALTERATIONS


     13.1 Initial Construction. Landlord and Tenant agree that the construction
          --------------------
of the Tenant Work (as defined in the Work Agreement) and other initial construction with respect to the Premises shall be performed in accordance with the Work Agreement attached hereto as Exhibit B and made a part hereof.
                                      ---------

     13.2 Tenant's Alterations. Tenant shall not make or perform, or permit the
          --------------------
making or performance of, any Alterations without Landlord's prior consent, which approval shall not be unreasonably withheld, delayed or conditioned. Within thirty (30) days after Landlord receives Tenant's request for approval of an Alteration, together with the plans and the identity of the contractors to perform the Alterations, Landlord shall give Tenant a notice of its approval or disapproval of Tenant's request. Notwithstanding the foregoing provisions of this Section or Landlord's consent to any Alterations, all Alterations shall be made and performed in conformity with and subject to the following provisions: (i) except as otherwise provided in Section 13.1, all Alterations shall be made and performed at Tenant's sole cost and expense and at such time and in such manner as Landlord may reasonably designate; (ii) Alterations shall be made only by contractors or mechanics approved by Landlord, which approval shall not be unreasonably withheld; (iii) no Alterations shall materially and adversely affect any part of the Building or adversely affect any service required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Building; (iv) all business machines and mechanical equipment shall be placed and maintained by Tenant in settings sufficient in Landlord's reasonable judgment to absorb and prevent vibration, noise and annoyance to other tenants or occupants of the Building; (v) Tenant shall (a) submit to Landlord reasonably detailed plans and specifications for each proposed Alteration and (b) not commence any such Alteration without first obtaining Landlord's approval of such plans and specifications, which approval will not be unreasonably withheld, conditioned or delayed; (vii) notwithstanding Landlord's approval of plans and specifications for any Alterations, all Alterations shall be made and performed in full compliance with all Legal Requirements and in accordance with the Rules and Regulations; (viii) all materials and equipment to be incorporated in the Premises as a result of all Alterations shall be of reasonably good quality and the Alterations shall be performed in a good and workmanlike manner; and (ix) Tenant shall require any contractor performing Alterations to carry and maintain at all times during the performance of the work, at no expense to Landlord. (A) a policy of commercial general liability, contractual liability coverage, completed operations coverage, contractor's protective liability coverage and a broad form property damage coverage, naming Landlord and (at Landlord's request) any Mortgagee of the Building and any management agent as additional insured(s), with such policy to afford protection to the limit of not less than Two Million and 00/100 Dollars ($2,000,000.00) each occurrence, general aggregate and products/completed operations aggregate and (B) workers' compensation or similar insurance in the form and amounts required by the laws of the Commonwealth of Virginia.

     13.3 Mechanics' Liens. Notice is hereby given that Landlord shall not be
          ----------------
liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's, materialman's or other lien for any such labor or materials shall attach to or affect the reversion or other estate or interest of Landlord in and whenever and as often as any mechanic's lien or materialman's lien shall have been filed against the Premises or the Building based upon any act or interest of Tenant or of anyone claiming through Tenant, or if any lien or security interest with respect thereto shall have been filed affecting any materials, machinery or fixtures used in the construction, repair or operation thereof or annexed thereto by Tenant or its successors in interest, including but not limited to the Tenant's Property, Tenant shall cause such lien to be removed or satisfied by bonding, deposit or otherwise payment in full within thirty (30) days after receipt of written notice from Landlord. In the event Tenant fails to remove or satisfy said lien or encumbrance within said 30-day period, Landlord, in addition to any other remedy under this Lease, may pay the amount secured by such lien or security interest or discharge the same by deposit and the amount so paid or deposited shall be collectible as Additional Rent plus interest thereon at the Interest Rate accruing from the date paid or deposited until repaid by Tenant.

     13.4 Landlord Alterations. Landlord shall have no obligation to make any
          --------------------
Alterations in or to the Premises, the Building, the Common Area or the Land except as specifically provided in the Work Agreement. Landlord hereby reserves the right, from time to time, to make Alterations to the Building, change the Building dimensions, erect additional stories thereon and attach other buildings and structures thereto, and to erect such scaffolding and other aids to construction as Landlord deems appropriate, and no such Alterations, changes, construction or erection shall constitute an eviction, constructive or otherwise, or permit Tenant any abatement of Rent or claim; provided, however, Landlord shall not make Alterations to the Building that materially adversely affect Tenant's access to the Premises.

ARTICLE 14: SIGNS

     14.1 General. No sign, advertisement or notice shall be inscribed, painted,
          -------
affixed, placed or otherwise displayed by Tenant on any part of the Land or the outside or the inside (including, without limitation, the windows) of the Building or the Premises. Landlord shall, at its expense, provide one (1) building standard door sign per floor and directory strips in the amount representing Tenant's proportional share of the Building on the Building directory located in the main lobby. Landlord and Tenant acknowledge that Tenant already has signage installed on the front of the building. Such signage shall remain exclusively on the front of the Building; provided, however, that Landlord reserves the right to reduce its size to the minimum extent necessary to accommodate another tenant in the Building. If any prohibited sign, advertisement or notice is nevertheless exhibited by Tenant, Landlord shall have the right to remove the same, and Tenant shall pay any and all expenses incurred by Landlord in such removal upon demand, together with interest thereon at the Interest Rate, accruing five (5) days after the date of removal until the date paid. Landlord shall have the right to prohibit any new sign, advertisement, notice or statement to the public by Tenant which, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability as a first-class office building.

ARTICLE 15: TENANT'S PROPERTY

     15.1 Tenant's Equipment. Except for equipment already installed and in use
          ------------------
in the Premises. Tenant shall not install or operate in the Premises (i) any electrically operated equipment or other machinery, other than normal and customary general office equipment that does not require wiring, cooling or other service in excess of Building standards, (ii) any equipment of any kind or nature whatsoever which will require any changes, replacements or additions to, or changes in the use of, any water, heating, plumbing, air conditioning or electrical system of the Premises or the Building, or (iii) any equipment which causes the floor load to exceed the load limits set by Landlord for the Building. Landlord's consent to such installation or operation may be withheld in Landlord's commercially reasonable discretion and if such consent is given shall be conditioned upon, among other things, the payment by Tenant of additional compensation for any excess consumption of utilities and any additional power, wiring, cooling or other service (as determined in the sole discretion of Landlord) that may result from such equipment. In order to ensure that Building standards are not exceeded and to avert a possible adverse effect upon the Building electrical service, Tenant shall give prior notice to Landlord whenever Tenant wants to connect to the Building electrical distribution system any electrically operated equipment other than lamps, personal computer terminals and other similar normal and customary small general office equipment. Machines and equipment which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein so as to be objectionable to Landlord or any other Building tenant shall, to the extent permitted by Landlord, be installed and maintained by Tenant, at its expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration. Neither Tenant nor its Agents, shall at any time enter, adjust, tamper with, touch or otherwise in any manner affect the building systems or facilities of the Building. Tenant shall turn over to Landlord in good working condition its cooling tower and generator. Afterwards, Tenant shall continue to own the cooling tower and generator, but Landlord shall maintain the cooling tower and generator and pass through to Tenant the cost of such maintenance.

     15.2 Removal of Tenant's Property. Except to the extent Tenant requests and
          ----------------------------
Landlord designated otherwise at the time of Landlord's approval of the Alterations or Tenant's repair or replacement, all or any part of the Tenant's Property (excluding any items of Tenant's personal property, furniture, and business trade fixtures which subject to Section 22.9 herein, shall be removed by Tenant at the expiration or earlier termination of this Lease or be subject to the terms of Section 22.5 herein), whether made with or without the consent of Landlord, shall, at the election of Landlord, either be removed by Tenant at its expense before the expiration of the Term (and Tenant shall restore the Premises to its prior condition reasonable wear and tear, and damage by fire or other casualty excepted) or shall remain upon the Premises and be surrendered therewith at the Expiration Date or earlier termination of this Lease as the property of Landlord without disturbance, molestation or injury and in good operating condition. Notwithstanding, Tenant shall retain ownership of its interior decorative glass windows and shall remove such glass at the expiration or termination of the Term and shall install suitable replacement glass. Any and all damage or injury to the Premises or the Building caused by the moving or removal of the Tenant's Property into or out of the Premises, or due to the same being on the Premises, shall be repaired by Landlord, at the expense of Tenant and paid to Landlord upon demand plus interest thereon at the Interest Rate accruing five (5) days after the date of repair until paid. Tenant shall promptly remove from the Common Area any of Tenant's Property there deposited.

ARTICLE 16: RIGHT OF ENTRY

     16.1 General. Except in emergency situations. Tenant shall permit Landlord
          -------
or its Agents, with notice and a Tenant escort, to enter the Premises, without charge therefor to Landlord and without diminution of Rent. (i) to examine, inspect and protect the Premises and the Building, (ii) to make such Alterations and repairs or perform such maintenance which in the reasonable judgment of Landlord may be deemed necessary or desirable in accordance with Article 12,
(iii) to exhibit the same to prospective purchasers of the Building or to present or future Mortgagees or (iv) to exhibit the same to prospective tenants during the last nine (9) months of the Term and to erect on the Premises a suitable sign indicating the Premises are available.

ARTICLE 17: INSURANCE

     17.1 Insurance Rating. Tenant shall not conduct or permit any activity, or
          ----------------
place any equipment or material, in or about the Premises, the Building or the Common Area which will invalidate or increase the rate of fire or other insurance on the Building or insurance benefitting any other tenant of the Building; and if any increase in the rate of insurance is stated by any insurance company or by the applicable insurance rating bureau to be due to any activity, equipment or material of Tenant in or about the Premises, the Building, or the Common Area, such statement shall be conclusive evidence that the increase in such rate is due to the same and, as a result thereof, Tenant shall pay such increase to Landlord upon demand plus interest thereon at the Interest Rate until paid. If any insurance coverage carried by Landlord pursuant to this Article 17 or otherwise with respect to the Building or Land shall be canceled or reduced (or cancellation or reduction thereof shall be threatened) by reason of the use or occupancy of the Premises by Tenant or by anyone permitted by Tenant to be upon the Premises, and if Tenant fails to remedy such condition within five (5) days after delivery of written notice thereof, it shall be deemed an Event of Default under this Lease, without the benefit of any additional notice or cure period specified in Section 22.2 (ii) herein, and Landlord shall have all remedies provided in this Lease, at law or in equity, including, without limitation, the right (but not the obligation) to enter upon the Premises and attempt to remedy such condition at Tenant's sole cost and expense which will be Additional Rent when incurred by Landlord payable upon demand plus interest thereon at the Interest Rate accruing five (5) days after demand until paid. Notwithstanding anything herein to the contrary, Landlord agrees that Tenant's

Permitted Use (i.e., general office) of the Premises shall not be deemed to conflict with, invalidate or cause a cancellation of any of Landlord's insurance ratings or cost of insurance.

     17.2 Liability Insurance. Tenant shall, at its sole cost and expense,
          -------------------
procure and maintain throughout the Term a commercial general liability policy insuring against claims, demands or actions for bodily injury, death, personal injury, and loss or damage to property arising out of or in connection with: (i) the Premises and Tenant's Property; (ii) the condition of the Premises; (iii) Tenant's operations in, maintenance and use of the Premises, Building and Common Area, and (iv) Tenant's liability assumed under this Lease. Such insurance shall afford protection of not less than the following limits: $2,000,000 each occurrence, $2,000,000 general aggregate, and $2,000,000 products/completed operations aggregate. Landlord shall have the right to review the coverage amounts, and increase such coverage amounts, in accordance with commercially reasonable industry practices, every three (3) years. Endorsements shall be obtained for cross-liability and contractual liability.

     17.3 Insurance for Tenant's Property. Tenant shall, at its sole cost and
          -------------------------------
expense, procure and maintain throughout the Term a property insurance policy (written on an "All Risk" basis) insuring all of Tenant's Property for not less than the full replacement cost of said property. Proceeds of such insurance shall be used to repair or replace Tenant's Property. If this Lease is terminated as the result of a casualty in accordance with Article 21 herein, except for Alterations or work designated by Landlord to be removed on or before the expiration or earlier termination of this Lease in accordance with Section
15.2 herein, the proceeds of said insurance attributable to the repair and/or replacement of any leasehold improvements, tenant improvements or Alterations performed by or on behalf of Tenant or by Landlord pursuant to the terms of the Work Agreement or this Lease shall be the property of the Landlord and paid to Landlord immediately after receipt of such proceeds by Tenant from its carrier, but no later than sixty (60) days after the date the Lease is terminated, together with interest thereon at the Interest Rate accruing five (5) days after demand until paid.

     17.4 Additional Insurance.
          --------------------

          (a) Tenant shall, at its sole cost and expense, procure and maintain business interruption insurance in an amount not less than the Base Rent due hereunder for the first Lease Year, which amount shall be revised from time to time upon the reasonable request of the Landlord or its Mortgagee.

          (b) Tenant shall, at all times during the term hereof, maintain in effect workers' compensation insurance as required by applicable Legal Requirements.

     17.5 Requirements of Insurance Coverage. All such insurance required to be
          ----------------------------------
carried by Tenant herein shall be with an insurance company licensed to do business in the Commonwealth of Virginia and rated not lower than A-XII in the A.M. Best Rating Guide. Such insurance (i) shall contain an endorsement that such policy shall remain in full force and effect notwithstanding that the insured has released its right of action against any party before the occurrence of a loss; (ii) shall name Landlord and, at Landlord's request, any Mortgagee or ground lessor, as additional insured(s); (iii) shall provide that the policy shall not be canceled, failed to be renewed or materially amended without at least thirty (30) days' prior written notice to Landlord and, at Landlord's request, any Mortgagee, and (iv) shall be issued as primary policies and not contributing with and not in excess of coverage which the Landlord may carry. On or before the Commencement Date and, thereafter, not less than thirty (30) days before the expiration date of the insurance policy, a certificate of insurance evidencing such coverages stated herein, shall be delivered to Landlord and, at Landlord's request, to any Mortgagee. Tenant's insurance policies shall not include deductibles in excess of Five Thousand and 00/100 Dollars ($5,000.00).

     17.6 Waiver of Subrogation. Each party hereby releases the other party
          ---------------------
hereto from liability for any loss or damage to any building, structure or tangible personal property, or any resulting loss of income, or losses under worker's compensation laws and benefits, notwithstanding that such loss, damage or liability may arise out of the negligent or intentionally tortious act or omission of the other party or its Agents, if such loss or damage is covered by insurance, and insurance proceeds are actually received, benefitting the party suffering such loss or damage or was required to be covered by insurance pursuant to this Lease. Each party hereto shall require its insurer(s) to include in its insurance policies a waiver of subrogation clause (providing that such waiver of right of recovery against the other party shall not impair the effectiveness of such policy or the insured's ability to recover thereunder), and shall promptly notify the other in writing if such clause cannot be included in any such policy; if such waiver of subrogation clause shall not be available, then the foregoing waiver of right of recovery shall be void.

     17.7 Security. In the event that Landlord engages the services of a
          --------
professional security system for the Building, it is understood that such engagement shall in no way increase Landlord's liability for occurrences and/or consequences which such a system is designed to detect or avert and that Tenant shall look solely to its insurer as set out above for claims for damages or injury to any person or property.

     17.8 Landlord's Insurance. Landlord shall procure and maintain throughout
          --------------------
the Term fire and extended coverage insurance on the Building in such coverage and amounts as reasonably determined by Landlord in its prudent management of the Building and as necessary to satisfy the requirements of Landlord's Mortgagee, if any. At Landlord's option, such insurance may be carried under any blanket or umbrella policies which Landlord has in force for other buildings and projects. In addition, at Landlord's option, Landlord may elect to self-insure all or any part of such required insurance coverage. Landlord may, but shall not be obligated to, carry any other form or forms of insurance as Landlord or the mortgagees or ground lessors of Landlord may reasonably determined is advisable. The proceeds payable under all fire and other hazard insurance policies maintained by Landlord on the Building shall belong to and be the property of Landlord, and Tenant shall not have any interest in such proceeds.

     17.9 Coverage. Landlord makes no representation to Tenant that the limits
          --------
or forms of coverage specified above or approved by Landlord are adequate to insure Tenant's Property or Tenant's obligations or assumption of contractual liability under this Lease, and the limits of any insurance carried by Tenant shall not limit its duties and obligations under this Lease.

          ARTICLE 18: LANDLORD SERVICES AND UTILITIES

     18.1 Ordinary Services to the Premises. Subject to Legal Requirements and
          ---------------------------------
Force Majeure events, Landlord shall use best efforts to furnish to the Premises throughout the Term (i) electricity appropriate for the Permitted Use and other items as set forth herein, (ii) heating and air conditioning appropriate for the Permitted Use and other items as set forth herein during Normal Business Hours,
(iii) daily janitorial service (on days when the Building is open), (iv) regular trash removal from the Premises, (v) hot and cold water from points of supply,
(vi) adequate supplies for restrooms located in the Common Area, and (vii) elevator service, provided that Landlord shall have the right to remove up to three (3) of such elevators from service as may be required for moving, freight or for servicing or maintaining the elevators or the Building or for security reasons, provided Tenant's access to the Premises is not materially adversely affected thereby. The cost of all services provided by Landlord hereunder shall be included within Operating Expenses, unless charged directly (and not as a part of Operating Expenses) to Tenant or another tenant of the Building. The foregoing services shall be furnished by Landlord and reimbursed by Tenant as part of Operating Expenses, provided, however, that Landlord shall be under no responsibility or liability for failure, defect or interruption in such services caused by Force Majeure, breakage, accident, strikes, repairs or for any other cause or causes beyond the control of Landlord, nor in any event for any indirect or consequential damages; and failure or omission on the part of Landlord to furnish such service shall not be construed as an eviction of Tenant, nor work an abatement of Rent, nor render Landlord liable in damages, nor release Tenant from prompt fulfillment of any of the covenants under this Lease. Landlord may comply with voluntary controls or guidelines promulgated pursuant to any Legal Requirements relating to the use or conservation of energy, water, gas, light, or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease. Landlord shall not be responsible if the normal operation of the Building air-conditioning system shall fail to provide conditioned air within comfortable temperatures levels (A) in any portions of the Premises which have a connected electrical load for all purposes (including lighting and power) or which have a human occupancy in excess of the average electrical load and human occupancy factors for which the Building air-conditioning system is designed, (B) because of Alterations made by or on behalf of Tenant, (C) in any portions of the Premises exposed to direct sunlight in which Tenant fails to keep the window treatments closed, or (D) because of the failure by Tenant or its Agents to use the HVAC system in the manner in which it was designed to be used. Tenant agrees to observe and comply with all reasonable rules from time to time prescribed by Landlord for the proper functioning and protection of the HVAC systems in the Building.

     18.2 After-Hours Services to the Premises. If Tenant requires or requests
          ------------------------------------
that the services to be furnished by Landlord (except Building standard electricity and elevator service) be provided during periods in addition to the periods set forth in Section 18.1, then Tenant shall obtain Landlord's consent thereto by requesting such consent at least four (4) business hours in advance of the need for such service and, if such consent is granted, shall pay upon demand Landlord's additional expenses resulting therefrom. Landlord may, from time to time during the Term, set a per hour charge for after-hours service which shall include the cost of utility, service, labor costs, administrative costs and a cost for depreciation of the equipment used to provide such after-hours service.

     18.3 Utility Charges. All telephone, electricity, gas, heat and other
          ---------------
utility service furnished to the Premises shall be paid for directly by Tenant except to the extent the cost of same is included within, and paid for by Tenant as part of, Operating Expenses. Landlord reserves the right separately to meter or monitor the utility services provided to the Premises. The cost of any such meter shall be born by the Tenant. Tenant shall reimburse Landlord for the cost of any excess utility usage in the Premises. Excess usage shall mean usage which exceeds one hundred ten percent (110%) (on a rentable square foot basis) during any billing period over the building standard usage (which shall mean the average per square foot usage of all office tenants in the Building during Normal Business Hours excluding the Tenant or any other tenants notified by Landlord of excessive utility consumption) during the same period as reasonably calculated by Landlord. Tenant shall pay for the excess consumption of electricity at the then-current price per kilowatt hour and price per unit of demand charged Landlord by the utility company plus a reasonable administrative cost which shall include service, labor costs, administrative costs and a cost for depreciation of the equipment used to provide such excess service.

ARTICLE 19: LIABILITY OF LANDLORD

     19.1 No Liability. Except where due to Landlord or its Agents' wanton or
          ------------
willful acts or omissions and as stated otherwise herein, Landlord and its Agents shall not be liable to Tenant or its Agents for, and Tenant does hereby release Landlord and its Agents from liability for, any liability, damage, compensation or claim arising from (i) the necessity of repairing any portion of the Premises or the Building or the Common Area or any structural defects thereto, (ii) any interruption in the use of the Premises or the Common Area for any reason including any interruption or suspension of utility service, (iii) fire or other casualty or personal or property injury, damage or loss resulting from the use or operation (by Landlord, Tenant, or any other person whomsoever) of the Premises or the Building or the Common Area, (iv) the termination of this Lease, (v) robbery, assault, theft or other crime, or (vi) any leakage in the Premises or the Building from water, rain, snow or casualty, or any other cause whatsoever. No such occurrence shall give rise to diminution or abatement of Rent or constructive eviction. Except where due to Landlord or its Agents' wanton or willful acts or omissions and as stated otherwise herein, any goods, automobiles, property or personal effects stored or placed by Tenant or its Agents in or about the Premises, the Building or the Common Area shall be at the sole risk of Tenant; Tenant hereby expressly waives its right to recover against Landlord and its Agents therefor. Tenant hereby waives any claim it might have against Landlord or its Agents for any consequential damages or business losses sustained by Tenant arising out of the loss or damage to any person or property of Tenant, or any interruption in the use of the Premises or the Common Area, for any reason. Tenant acknowledges its obligation to insure against such losses and damages. Tenant shall not have the right to offset or deduct any amount allegedly owed to Tenant pursuant to any claim against Landlord from any Rent or other sum payable to Landlord. Tenant's sole remedy for recovering upon such claim shall be to institute an independent action against Landlord.

     19.2 Indemnity. Tenant shall indemnify, defend, protect and hold Landlord
          ---------
and its Agents harmless from and against any and all damage, claim, liability, cost or expense (including, without limitation, reasonable attorneys' or other professionals' fees) of every kind and nature (including, without limitation, those arising from any injury or damage to any person, property or business) incurred by or claimed against Landlord or through Landlord by its Agents, directly or indirectly, as a result of, arising from or in connection with (i) Tenant's or its authorized Agents' use, occupancy, repair or maintenance of the Premises, the Building or the Common Area; (ii) an Event of Default by Tenant under any provisions of this Lease; or (iii) any act, omission or negligence of Tenant or its Agents, but in each instance, only to the extent such damage, claim, liability, cost or expense was not caused, in whole or in part, by the wanton or willful acts or omissions of Landlord or its Agents.

     19.3 Limitation on Recourse. Notwithstanding anything contained in this
          ----------------------
Lease to the contrary, the obligations of Landlord under this Lease (including any actual or alleged breach or default by Landlord) do not constitute personal obligations of the individual partners, directors, officers, shareholders, trustees, advisors or agents of Landlord or Landlord's partners, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders, trustees, advisors or agents of Landlord or Landlord's partners, or any of their personal assets for satisfaction of any liability with respect to this Lease. In addition, in consideration of the benefits accruing hereunder to Tenant and notwithstanding anything contained in this Lease to the contrary, Tenant hereby covenants and agrees for itself and all of its successors and assigns that the liability of Landlord for its obligations under this Lease (including any liability as a result of any actual or alleged failure, breach or default hereunder by Landlord), shall be limited solely to, and Tenant's and its successors' and assigns' sole and exclusive remedy shall be against Landlord's interest in the Building and Land and proceeds therefrom, and no other assets of Landlord. In the event that the original Landlord hereunder, or any successor owner of the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease occurring thereafter shall terminate as of the day of such sale, and thereupon all such liabilities and obligations shall be binding on the new owner.

ARTICLE 20: RULES AND REGULATIONS

     20.1 General. Tenant shall, and Tenant shall use its best efforts to cause
          -------
its Agents to, at all times abide by and observe the Rules and Regulations and any amendments thereto that may be promulgated from time to time by Landlord for the operation and maintenance of the Building and the Common Area and the Rules and Regulations shall be deemed to be covenants of the Lease to be performed and/or observed by Tenant. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations, or the terms or provisions contained in any other lease, against any other tenant of the Building. Landlord shall not be liable to Tenant for any violation by any party of the Rules and Regulations or the terms of any other Building lease. If there is any inconsistency between this Lease and the Rules and Regulations, this Lease shall govern. Landlord reserves the right to amend and modify the Rules and Regulations as it deems necessary; provided, however that except to the extent such Rules and Regulations are imposed to comply with governmental mandates, future rules or regulations, or amendments of existing rules or regulations, shall not impose, directly or indirectly, on Tenant or any of its Agents any additional material cost or expense.

ARTICLE 21: DAMAGE AND CONDEMNATION

     21.1 Damage to the Premises. If the Premises shall be damaged by fire or
          ----------------------
other cause without the fault or negligence of Tenant or its Agents. Landlord shall diligently and as soon as practicable after such damage occurs (taking into account the time necessary to effect a satisfactory settlement with any insurance company involved and any delays beyond the direct control of Landlord) repair such damage to the Premises (excluding the Tenant's Property) at the expense of Landlord; provided, however, that Landlord's obligation to repair such damage shall not exceed the proceeds of insurance available to Landlord (reduced by any proceeds retained pursuant to the rights of Mortgagee). Notwithstanding the foregoing, (i) if the Premises or the Building is damaged by fire or other cause to such an extent that, in Landlord's sole judgment, such judgment to be communicated to Tenant within sixty (60) days after the damage, the damage cannot be substantially repaired within one hundred twenty (120) days after the date of permit issuance necessary for the repair of such damage, then Landlord or Tenant within ninety (90) days from the date of such damage may terminate this Lease by written notice to the other, or (ii) if the Premises are damaged during the last Lease Year, then Landlord or Tenant within thirty (30) days from the date of such damage may terminate this Lease by written notice to the other. If either Landlord or Tenant terminates this Lease, the Rent shall be apportioned and paid to the date of such casualty. If neither Landlord nor Tenant so elects to terminate this Lease but the damage required to be repaired by Landlord is not repaired within one hundred twenty (120) days from the date of permit issuance to cause the repair of such damage (such 120-day period to be extended by the period of any delay outside the direct control of Landlord plus a reasonable period for a satisfactory settlement with any insurance company involved), Tenant, within thirty (30) days from the expiration of such 120-day period (as the same may be extended), may terminate this Lease by written notice to Landlord. During the period that Tenant is deprived of the use of the damaged portion of the Premises, and provided such damage is not the consequence of the fault or negligence of Tenant or its Agents, Base Rent and Tenant's Proportionate Share shall be reduced by the ratio that the rentable square footage of the Premises or square footage inaccessible due to such damaged bears to the total rentable square footage of the Premises before such damage. Notwithstanding anything herein to the contrary, Landlord shall not be required to rebuild, replace or repair any of the Tenant's Property, except for Alterations or work designated by Landlord to be removed on or before the expiration or earlier termination of this Lease in accordance with Section 15.2 herein. In the event that neither party terminates this Lease as aforesaid, Tenant shall be required to repair or replace the Tenant's Property, except for Alterations or work designated by Landlord to be removed on or before the expiration or earlier termination of this Lease in accordance with Section 15.2 herein.

     21.2 Condemnation. If the whole or a Substantial Part of the Premises or
          ------------
the Building shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including, without limitation, sale under threat of such a taking), then the Term shall cease and terminate as of the date when title vests in such governmental or quasi-governmental authority, and Rent shall be prorated to the date when title vests in such governmental or quasi-governmental authority. If less than a Substantial Part of the Premises is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including, without limitation, sale under threat of such a taking), all Rent shall be reduced by the ratio that the portion so taken bears to the rentable square footage of the Premises before such taking, effective as of the date when title vests in such governmental or quasi-governmental authority, and this Lease shall otherwise continue in full force and effect, provided, Tenant's use, visibility of, and access to the Premises are not materially affected thereby. Tenant shall have no claim against Landlord (or otherwise) as a result of such taking, and Tenant hereby agrees to make no claim against the condemning authority for any portion of the amount that may be awarded as compensation or damages as a result of such taking; provided, however, that Tenant may, to the extent allowed by law, claim an award for moving expenses and for the taking of any of Tenant's Property (other than its leasehold interest in the Premises) which does not, under the terms of this Lease, become the property of Landlord at the termination hereof, as long as such claim is separate and distinct from any claim of Landlord and does not diminish Landlord's award. Tenant hereby assigns to Landlord any right and interest it may have in any award for its leasehold interest in the Premises.

ARTICLE 22: DEFAULT

     22.1 Events of Default. Each of the following shall constitute an Event of
          -----------------
Default: (i) Tenant fails to pay Rent within five (5) days after Tenant's receipt of written notice from Landlord; provided that no such notice shall be required if at least two such notices shall have been given during the same Lease Year; (ii) Tenant fails to observe or perform any other term, condition or covenant herein binding upon or obligating Tenant within its receipt of ten (10) business days written notice from Landlord, or, if said default is curable but shall reasonably require longer than ten (10) business days to cure, if Tenant shall fail to commence to cure said default within ten (10) business days after receipt of notice thereof and/or fail continuously to prosecute the curing of the same to completion with due diligence, and in any event within such period of time as will prevent Landlord from being subjected to the risk of criminal liability or termination of any foreclosure of any mortgage; (iii) Tenant or any Guarantor makes or consents to a general assignment for the benefit of creditors or a common law composition of creditors, or a receiver of the Premises or all or substantially all of Tenant's or Guarantor's assets is appointed; (iv) a Transfer in violation of Article 11 herein; or (v) the failure by Tenant to timely perform any of those covenants described in Section 17.1 of this Lease.

     22.2 Landlord's Remedies. Upon the occurrence of an Event of Default,
          -------------------
Landlord, at its option, without further notice or demand to Tenant, may in addition to all other rights and remedies provided in this Lease, at law or in equity:

          (a) Terminate this Lease and Tenant's right of possession of the Premises. If Landlord elects to terminate the Lease, every obligation of the parties shall cease as of the date of such termination, except for those obligations of the Tenant that survive the expiration or earlier termination of the Lease and as provided in Section 22.3.

          (b) Terminate Tenant's right of possession of the Premises without terminating this Lease, in which event Landlord may, but shall not be obligated to, relet the Premises, or any part thereof, for the account of Tenant, for such rent and term and upon such other conditions as are acceptable to Landlord in its sole and absolute discretion. For purposes of such reletting, Landlord is authorized to redecorate, repair, alter and improve the Premises to the extent necessary in Landlord's sole discretion.

         (c) Re-enter and repossess the Premises and remove all persons and effects therefrom, by summary proceeding, ejectment or other legal action or by using such force as may be necessary. Landlord shall have no liability by reason of any such re-entry, repossession or removal.

     Notwithstanding anything to the contrary contained in this Lease, Landlord hereby agrees to use reasonable efforts to mitigate damages; provided, however, that Landlord, in attempting to lease the Premises shall not be obligated to give preference to the Premises over any other available space in the Building (as stated in Section 22.3 below).

     22.3 Tenant's Liability for Damages. If Landlord terminates this Lease or
          ------------------------------
the Tenant's right to possession pursuant to Section 22.2, Tenant shall remain liable (in addition to accrued liabilities) to the extent legally permissible for (i) the sum of (A) all Base Rent and Additional Rent provided for in this Lease until the date this Lease would have expired had such termination not occurred, and (B) any and all costs, expenses and damages incurred by Landlord in terminating the Lease, reentering the Premises, repossessing the same, making good any default of Tenant, painting, altering or dividing the Premises, combining the same with any adjacent space for any new tenants, putting the same in proper repair, reletting the same (including any and all rental concessions to new tenants, repairs, Alterations, attorneys' fees and disbursements and brokerage fees and commissions), and any and all expenses which Landlord may incur during the occupancy of any new tenant (other than expenses of a type that are Landlord's responsibility under the terms of this Lease); less (ii) the proceeds of any reletting. Tenant agrees to pay to Landlord the difference between items (i) and (ii) above with respect to each month during the Term, at the end of such month. Any suit brought by Landlord to enforce collection of such difference for any one month shall not prejudice Landlord's right to enforce the collection of any difference for any subsequent month. In addition to the foregoing, Tenant shall pay to Landlord such sums as the court which has jurisdiction thereover may adjudge reasonable as attorneys' fees with respect to any successful lawsuit or action instituted by Landlord to enforce the provisions of this Lease. Landlord shall have the right, at its sole option, to relet the whole or any part of the Premises for the whole of the unexpired Term, or longer, or from time to time for shorter periods, for any rental then obtainable, giving such concessions of rent and making such special repairs, Alterations, decorations and paintings for any new tenant as Landlord, in its sole but good faith discretion, may deem advisable. To the extent that Landlord attempts to relet the Premises, Landlord shall be under no obligation to lease all or any portion of the Premises before any other space in the Building is fully leased by Landlord and that if at the time of any reletting of the Premises there exists other reasonably comparable space in the Building available for leasing, then the Premises shall be deemed the last space rented, even though the Premises may be relet prior to the date such other reasonable comparable space is leased. Tenant's liability as aforesaid shall survive the institution of summary proceedings and the issuance of any warrant thereunder. Upon the occurrence of an Event of Default, Landlord may recover from Tenant the value and/or cost of all concessions to Tenant under this Lease.

     22.4 Liquidated Damages. If Landlord terminates this Lease pursuant to
          ------------------
Section 22.2, Landlord shall have the right, at any time, at its option, to require Tenant to pay to Landlord, on demand, as liquidated and agreed final damages in lieu of Tenant's liability under Section 22.3 (other than for Tenant's liability for concessions, attorneys' and brokerage fees), an amount equal to the difference, discounted to the date of such demand at an annual rate of interest equal to the then-current yield on actively traded U.S. Treasury bonds with 10-year maturities, as published in the Federal Reserve Statistical Release for the week prior to the date of such termination, between (i) the Base Rent and Additional Rent, computed on the basis of the then-current annual rate of Base Rent and Additional Rent and all fixed and determinable increases in Base Rent, which would have been payable from the date of such demand to the date when this Lease would have expired, if it had not be terminated, and (ii) the then fair rental value of the Premises for the same period as determined by the Landlord. Upon payment of such liquidated and agreed final damages, Tenant shall be released from all further liability under this Lease with respect to the period after the date of such demand except for those obligations of the Tenant that survive the expiration or earlier termination of the Lease. If, after the Event of Default giving rise to the termination of this Lease, but before presentation of proof of such liquidated damages, the Premises, or any part thereof, shall be relet by Landlord for a term of one year or more, the amount of rent reserved upon such reletting shall be deemed to be the fair rental value for the part of the Premises so relet during the term of such reletting.

     22.5 Rights Upon Possession. If Landlord takes possession pursuant to this
          ----------------------
Article, with or without terminating this Lease, Landlord may, at its option, enter into the Premises, remove Tenant's Alterations, signs, personal property, equipment and other evidences of tenancy, and store them at Tenant's risk and expense or dispose of them as Landlord may see fit, and take and hold possession of the Premises: provided, however, that if Landlord elects to take possession only without terminating this Lease, such entry and possession shall not terminate this Lease or release Tenant or any Guarantor, in whole or in part, from the obligation to pay the Rent reserved hereunder for the full Term or from any other obligation under this Lease or any guaranty thereof.

     22.6 No Waiver. If Landlord shall institute proceedings against Tenant and
          ---------
a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any other covenant, condition or agreement herein contained, nor of any of Landlord's rights hereunder. No waiver by Landlord of any breach shall operate as a waiver of such covenant, condition or agreement, or operate as a waiver of such covenant, condition or agreement itself, or of any subsequent breach thereof. No payment of Rent by Tenant or acceptance of Rent by Landlord shall operate as a waiver of any breach or default by Tenant under this Lease. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Rent herein stipulated shall be deemed to be other than a payment on account of the earliest unpaid Rent, nor shall any endorsement or statement on any check or communication accompanying a check for the payment of Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other remedy provided in this Lease. No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of the Lease.

     22.7 Right of Landlord to Cure Tenant's Default. If an Event of Default
          ------------------------------------------
shall occur, then Landlord may (but shall not be obligated to) make such payment or do such act to cure the Event of Default, and charge the amount of the expense thereof, together with interest thereon at the Interest Rate, to Tenant. Such payment shall be due and payable upon demand; however, the making of such payment or the taking of such action by Landlord shall not be deemed to cure the Event of Default or to stop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled. Any such payment made by Landlord on Tenant's behalf shall bear interest until paid at the Interest Rate.

     22.8 Late Payment. If Tenant fails to pay any Rent within five (5) days
          ------------
after such Rent becomes due and payable, Tenant shall pay to Landlord a late charge of five percent (5%) of the amount of such overdue Rent. In addition, any such late Rent payment shall bear interest from the date such Rent became due and payable to the date of payment thereof by Tenant at the Interest Rate. Such late charge and interest shall be due and payable within two (2) days after written demand from Landlord.

     22.9 Landlord's Lien. As security for the performance of Tenant's
          ---------------
obligations, Tenant grants to Landlord a lien upon and a security interest in Tenant's goods both existing or hereafter acquired located in the Premises. Such lien shall be in addition to Landlord's rights of distraint, if any. Within twenty (20) days after request, Tenant shall execute, acknowledge and deliver to Landlord a financing statement and any other document submitted to Tenant in form reasonably acceptable to Tenant evidencing or establishing such lien and security interest. During any period that an Event of Default exists hereunder, Tenant shall not sell, transfer or remove from the Premises all or any portion of Tenant's goods except to repair, exchange, or replace such items of Tenant's goods comprised of tangible personal property, furniture, and business trade fixtures and equipment; provided such repair, exchange, or replacement of such designated items is of equal or greater value. Landlord hereby agrees that its lien upon Tenant's goods comprised of tangible personal property, furniture, and business trade fixtures and equipment shall be automatically subordinated to any purchase money security interest or to the line of any institutional lender of Tenant, if required by such lender. In confirmation of such subordination upon the reasonable request of Tenant, Landlord shall at Tenant's expense, execute a commercially reasonable and customary subordination instrument in form acceptable to Landlord in its reasonable discretion.

     22.10 [Intentionally Deleted]

ARTICLE 23: BANKRUPTCY

     23.1 Event of Bankruptcy. An "Event of bankruptcy" is: the occurrence, with
          -------------------
respect to Tenant, of any of the following: (i) Tenant's becoming insolvent, as that term is defined in Title 11 of the United States Code (the "Bankruptcy Code"), or under the insolvency law of any state (the "Insolvency Laws"); (ii) appointment of a receiver or custodian for any property of Tenant, or the institution of a foreclosure or attachment action upon any property of Tenant;
(iii) filing of a voluntary petition by Tenant under the provisions of the Bankruptcy Code or Insolvency Laws; (iv) filing of an involuntary petition against Tenant as the subject debtor under the Bankruptcy Code or insolvency Laws, which either (A) is not dismissed within sixty (60) days after filing, or
(B) results in the issuance of an order for relief against the debtor; or (v) Tenant's making or consenting to an assignment for the benefit of creditors or a composition of creditors.

     23.2 Remedies. Upon occurrence of an Event of Bankruptcy, Landlord shall
          --------
have all rights and remedies available pursuant to Article 22; provided, however, that while a case (the "Case") in which Tenant is the subject debtor under the Bankruptcy Code is pending, Landlord's right to terminate this Lease shall be subject, to the extent required by the Bankruptcy Code, to any rights of Tenant or its trustee in bankruptcy (collectively, "Trustee") to assume or assign this Lease pursuant to the Bankruptcy Code. Trustee shall not have the right to assume or assign this Lease unless Trustee promptly: (i) cures all defaults under this Lease; (ii) compensates Landlord for damages incurred as a result of such defaults; (iii) provides adequate assurance of future performance on the part of Tenant or Tenant's assignee; (iv) complies with the other requirements of this Article; and (v) complies with all other requirements of the Bankruptcy Code. If Trustee fails to assume or assign this Lease in accordance with the requirements of the Bankruptcy Code within sixty (60) days after entry of an order for relief then Trustee shall be deemed to have rejected this Lease. Adequate assurance of future performance shall require that the following minimum criteria be met: (A) Tenant's gross receipts in the ordinary course of business during the thirty (30) days preceding the Case must be greater than ten (10) times the next monthly installment of the Base Rent and additional rent; (B) both the average and median of Tenant's monthly gross receipts in the ordinary course of business during the seven (7) months preceding the Case must be greater than ten (10) times the next monthly installment of the Base Rent and additional rent; (C) Trustee must pay its estimated pro-rata share of the cost of all services performed or provided by Landlord (whether directly or through agents or contractors and whether or not previously included as part of the Base Rent) in advance of the performance or provision of such services; (D) Trustee must agree that Tenant's business shall be conducted in a first-class manner, and that no liquidating sale, auction or other non-first-class business operation shall be conducted in the Premises; (E) Trustee must agree that the use of the Premises as stated in this Lease shall remain unchanged and that no prohibited use shall be permitted: (F) Trustee must agree that the assumption or assignment of this Lease shall not violate or affect the rights of other tenants in the Building and the complex or area in which the Building is located; (G) Trustee must pay at the time the next monthly installment of the Base Rent is due, in addition to such installment, an amount equal to the monthly installments of the Base Rent and additional rent due for the next six (6) months thereafter, such amount to be held as a security deposit; (H) Trustee must agree to pay, at any time Landlord draws on such security deposit, the amount necessary to restore such security deposit to its original amount; and (I) all assurances of future performance specified in the Bankruptcy Code must be provided. If Trustee shall propose to assume and assign this Lease to any person who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Trustee, then notice of such proposed assignment shall be given to Landlord by Trustee no later than twenty (20) days after receipt by Trustee of such offer, but in any event no later than ten (10) days prior to the date that Trustee shall make application to the court of competent jurisdiction for approval to assume this Lease and enter into such assignment, and Landlord shall thereupon have the option, to be exercised by notice to Trustee given at any time prior to the date of such application, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

ARTICLE 24: MORTGAGES

     24.1 Subordination.
          -------------

          (a) This Lease and Tenant's interest hereunder shall be, at the option of Mortgagee's collateral agent, subordinate to or superior to the lien of any Mortgage made by Landlord. If at any time or from time to time during the Term, a Mortgagee or prospective Mortgagee, or a collateral agent therefor, requests that this Lease be subject and subordinate to its Mortgage, this Lease and Tenant's interest hereunder shall be subject and subordinate to the lien of such Mortgage and to all renewals, modifications, replacements, consolidations and extensions thereof and to any and all advances made thereunder and the interest thereon. Tenant agrees that, within ten (10) business days after receipt of a written request therefor from Landlord, it will, from time to time, execute and deliver any instrument or other document required by any such Mortgagee to subordinate this Lease and its interest in the Premises to the lien of such Mortgage. If, at any time or from time to time during the Term, a Mortgagee of a Mortgage made prior to the date of this Lease shall request that this Lease have priority over the lien of such Mortgage, and if Landlord consents thereto, this Lease shall have priority over the lien of such Mortgage and all renewals, modifications, replacements, consolidations and extensions thereof and all advances made thereunder and the interest thereon, and Tenant shall, within ten (10) business days after receipt of a request therefor from Landlord, execute, acknowledge and deliver any and all documents and instruments confirming the priority of this Lease. In any event, however, if this Lease shall have priority over the lien of a first Mortgage, this Lease shall not become subject or subordinate to the lien of any subordinate Mortgage, and Tenant shall not execute any subordination documents or instruments for any subordinate Mortgagee, without the written consent of the first Mortgagee.

     Notwithstanding the foregoing to the contrary, with respect to each Mortgage that may encumber the Building on or after the Commencement Date, Landlord agrees, upon receipt of written request from Tenant, to use reasonable efforts to obtain on behalf of Tenant a subordination, nondisturbance and attornment agreement in the usual form of such Mortgagee, such form for the current Mortgagee attached hereto as Exhibit E. Tenant shall bear all reasonable
                                     ---------
and customary costs and expenses of such Mortgagee in connection with obtaining such subordination, nondisturbance and attornment agreement(s), if any.

          (b) This Lease and Tenant's interest hereunder shall be subject and subordinate to each and every ground or underlying lease hereafter made of the Building or the land on which it is located, or both, and to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant agrees that, within ten (10) business days after receipt of request therefor from Landlord, it will, from time to time, execute, acknowledge and deliver any instrument or other document required by any such lessor to subordinate this Lease and its interest in the Premises to such ground or underlying lease.

     24.2 Mortgagee Protection. Tenant agrees to give any Mortgagee or
          --------------------
Mortgagee's collateral agent, by certified mail, return receipt requested, a copy of any notice of default served upon Landlord, provided that before such notice Tenant has been notified in writing of the address of such Mortgagee or Mortgagee's collateral agent. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee or Mortgagee's collateral agent shall have an additional thirty (30) days within which to cure such default; provided, however, that if such default cannot be reasonably cured within that time, then such Mortgagee or Mortgagee's collateral agent shall have such additional time as may be necessary to cure such default so long as Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, without limitation, the commencement of foreclosure proceedings, if necessary), in which event Tenant shall not exercise any remedies for default while such remedies are being so diligently pursued. In the event of the sale of the Land or the Building, by foreclosure or deed in lieu thereof, the Mortgagee or purchaser at such sale shall be responsible for the return of the Security Deposit only to the extent that such Mortgagee or purchaser actually received the Security Deposit.

     24.3 Modification Due to Financing. If, in connection with obtaining
          -----------------------------
construction or permanent financing for the Premises, the Building or the Land, any lender (or Mortgagee) shall request reasonable modifications of this Lease as a condition to such financing, Tenant shall promptly execute a modification of this Lease, provided such modifications do not increase the financial obligations of Tenant hereunder or adversely affect the leasehold interest hereby created or Tenant's reasonable use and enjoyment of the Premises. Tenant and any Guarantor shall each, prior to execution and throughout the Term, upon request from time to time, provide such financial information and documentation about itself to Landlord or Mortgagee as may be requested.

     24.4 Attornment. In the event of (i) a transfer of Landlord's interest in
          ----------
the Premises, (ii) the termination of any ground or underlying lease of the Building or the land on which it is constructed, or both, or (iii) the purchase of the Building or Landlord's interest therein in a foreclosure sale or by deed in lieu of foreclosure under any Mortgage or pursuant to a power of sale contained in any Mortgage, then in any of such events Tenant shall, at the request of Landlord or Landlord's successor in interest, attorn to and recognize the transferee or purchaser of Landlord's interest or the lessor under the terminated ground or underlying lease, as the case may be, as Landlord under this Lease for the balance then remaining of the Term, and thereafter this Lease shall continue as a direct lease between such lessor, transferee or purchaser, as "Landlord," and Tenant, as

"Tenant," except that such lessor, transferee or purchaser shall not be liable for any act or omission of Landlord prior to such lease termination or prior to its succession to title, nor be subject to any offset, defense or counterclaim accruing prior to such lease termination or prior to such succession to title, nor be bound by any payment of Base Rent or Additional Rent prior to such lease termination or prior to such succession to title for more than one month in advance. Tenant shall, upon request by Landlord or the transferee or purchaser of Landlord's interest or the lessor under the termination ground or underlying lease, as the case may be, execute and deliver an instrument or instruments confirming the foregoing provisions of this Section.

ARTICLE 25: SURRENDER AND HOLDING OVER

     25.1 Surrender of the Premises. Tenant shall peaceably surrender the
          -------------------------
Premises to Landlord on the Expiration Date or earlier termination of this Lease, in broom-clean condition and in as good condition as when Tenant took possession, including, without limitation, the repair of any damage to the Premises caused by the removal of any of Tenant's Property pursuant to Section 15.2, except for reasonable wear and tear and loss by fire or other casualty not caused by Tenant or its Agents. If, for any reason, Tenant fails to surrender the Premises on the expiration or earlier termination of this Lease with such removal and repair obligations completed, then, in addition to the provisions of
Section 25.2 herein and Landlord's rights and remedies under Article 22 and the other provisions of this Lease, Tenant shall indemnify, defend (by counsel reasonably approved in writing by Landlord) and hold Landlord harmless from and against any and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including reasonable attorneys' fees and court costs) resulting from such failure to surrender, including, without limitation, any claim made by any succeeding tenant based thereon. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

     25.2 Holding Over. In the event that Tenant shall not immediately surrender
          ------------
the Premises to Landlord on the Expiration Date or earlier termination of this Lease, Tenant shall be deemed to be a month to month tenant upon all of the terms and provisions of this Lease, except the monthly Base Rent shall be termination equal to the greater of: (a) one hundred fifty percent (150%) of the Base Rent and Additional Rent applicable to the Premises immediately prior to the date of such expiration or earlier termination; or (b) two hundred percent (200%) of the prevailing market rate excluding any rental or other concessions (as reasonably determined by Landlord) for the Premises in effect on the date of such expiration or earlier termination. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a consent to a hold over hereunder or result in an extension of this Lease. Tenant shall pay an entire month's Rent calculated in accordance with this Section 25.2 for any portion of a month it holds over and remains in possession of the Premises pursuant to this Section.

ARTICLE 26: QUIET ENJOYMENT

     26.1 General. Landlord covenants that if Tenant shall pay Rent and perform
          -------
all of the terms and conditions of this Lease to be performed by Tenant, Tenant shall during the Term peaceably and quietly occupy and enjoy possession of the Premises without molestation or hindrance by Landlord or any party claiming through or under Landlord, subject to the provisions of this Lease and any Mortgage to which this Lease is subordinate and easements, conditions and restrictions of record affecting the Land.

ARTICLE 27: TENANT'S COVENANTS REGARDING HAZARDOUS MATERIALS

     27.1 Definition. As used in this Lease, the term "Hazardous Material" means
          ----------
any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "infectious wastes," "hazardous materials" or "toxic substances" now or subsequently regulated under as defined in any Legal Requirements including, without limitation, oil, petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons.

     27.2 General Prohibition. Tenant shall not cause or permit any Hazardous
          -------------------
Material to be generated, produced, brought upon, used, stored, treated, discharged, released, spilled or disposed of on, in, under or about the Premises, the Building or the Land by Tenant or its Agents, except that Tenant may use and store within the Premises reasonable quantities of customary office supplies, products or chemicals, provided such items are stored, used and disposed of in compliance with all Legal Requirements. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all actions (including, without limitation, remedial or enforce-ment actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages), expenses (including, without limitation, attorneys', consultants' and experts' fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal or bodily injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses arising from a breach of this prohibition by Tenant or its Agents.

     27.3 Notice. In the event that Hazardous Materials are discovered upon, in,
          ------
or under the Premises, the Building or the Land, and applicable Legal Requirements require the removal of such Hazardous Materials, Tenant shall be responsible for removing those Hazardous Materials arising out of or related to the use or occupancy of the Premises by Tenant or its Agents. Notwithstanding the foregoing, Tenant shall not take any remedial action in or about the Premises, the Building or the Land without first notifying Landlord of Tenant's intention to do so and affording Landlord the opportunity to protect Landlord's interest with respect thereto. Tenant immediately shall notify Landlord in writing of: (i) any spill, release, discharge or disposal of any Hazardous Material in, on or under the Premises, the Building, the Land or any portion thereof, (ii) any enforcement, cleanup, removal or other governmental or regulatory action instituted, contemplated, or threatened (if Tenant has notice thereof) pursuant to any Legal Requirements; (iii) any claim made or threatened by any person against Tenant, the Premises, the Building or the Land relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iv) any reports made to any governmental agency or entity arising out of or in connection with any Hazardous Materials in, on, under or about or removed from the Premises, the Building or the Land, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant also shall supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises, the Building, the Land or Tenant's use or occupancy thereof.

     27.4 Survival. The respective rights and obligations of Landlord and Tenant
          --------
under this Article 27 shall survive the expiration or earlier termination of this Lease.

ARTICLE 28: MISCELLANEOUS

     28.1 No Representations by Landlord. Tenant acknowledges that neither
          ------------------------------
Landlord or its Agents nor any broker has made any representation or promise with respect to the Premises, the Building, the Land or the Common Area, except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by Tenant except as herein expressly set forth. Tenant, by taking possession of the Premises shall accept the Premises and the Building "AS IS," and such taking of possession shall be conclusive evidence that the Premises and the Building are in good and satisfactory condition at the time of such taking of possession.

     28.2 No Partnership. Nothing contained in this Lease shall be deemed or
          --------------
construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between Landlord and Tenant other than that of landlord and tenant.

     28.3 Brokers. Landlord recognizes Broker(s) as the sole broker(s)
          -------
procuring this Lease and shall pay Broker(s) a commission therefor pursuant to a separate agreement between Broker(s) and Landlord. Landlord and Tenant each represents and warrants to the other that it has not employed any broker, agent or finder other than Broker(s) relating to this Lease. Landlord shall indemnify and hold Tenant harmless, and Tenant shall indemnify and hold Landlord harmless, from and against any claim for brokerage or other commission arising from or out of any breach of the indemnitor's representation and warranty.

     28.4 Estoppel Certificate. Tenant shall, without charge, at any time and
          --------------------
from time to time, within ten (10) business days after request therefor by Landlord, Mortgagee, any purchaser of the Land or the Building or any other interested person, execute, acknowledge and deliver to such requesting party a written estoppel certificate certifying, to the best of Tenant's knowledge and belief, as of the date of such estoppel certificate, the following: (i) that this Lease is unmodified and in full force and effect (or if modified, that the Lease is in full force and effect as modified and setting forth such modifications); (ii) that the Term has commenced (and setting forth the Commencement Date and Expiration Date); (iii) that Tenant is presently occupying the Premises; (iv) the amounts of Base Rent and Additional Rent currently due and payable by Tenant; (v) that any Alterations required by the Lease to have been made by Landlord have been made to the satisfaction of Tenant; (vi) that there are no existing set-offs, charges, liens, claims or defenses against the enforcement of any right hereunder, including, without limitation, Base Rent or Additional Rent (or, if alleged, specifying the same in detail); (vii) that no Base Rent has been paid more than thirty (30) days in advance of its due date; (viii) that Tenant has no knowledge of any then uncured default by Landlord of its obligations under this Lease (or, if Tenant has such knowledge, specifying the same in detail); (ix) that Tenant is not in default; (x) that the address to which notices to Tenant should be sent is as set forth in the Lease (or, if not, specifying the correct address); and (xi) any other certifications requested by Landlord. Any such estoppel certificate delivered pursuant to this Subsection 28.4 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of any portion of the Land, as well as their assignees. Tenant's failure to deliver such estoppel certificate within such time shall be conclusive upon Tenant that: (a) this Lease is in full force and effect without modification, except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's or Tenant's performance; and (c) not more than one (1) month's rental has been paid in advance. If Tenant shall fail to deliver the written estoppel certificate within ten (10) days following a second written request for such certificate, then Tenant shall indemnify, defend (with counsel reasonably approved by Landlord in writing) and hold Landlord harmless from and against any and all claims, judgments, suits, causes of action, damages (except consequential), losses, liabilities and expenses (including reasonable attorneys' fees and court costs) attributable to any failure by Tenant to timely deliver any such estoppel certificate to Landlord pursuant to this Section 28.4. In addition, within fifteen (15) business days after request by Landlord, Tenant shall deliver to Landlord audited financial statements of Tenant for its most recently ended fiscal year and interim unaudited financial statements for its most recently ended quarter.

     28.5 Waiver of Jury Trial. LANDLORD AND TENANT AND IF APPLICABLE THE
          --------------------
GUARANTOR, HEREBY KNOWINGLY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING THAT LANDLORD OR TENANT MAY HEREINAFTER INSTITUTE AGAINST EACH OTHER WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN ANY WAY RELATED TO THIS LEASE OR THE PREMISES. TENANT CONSENTS TO SERVICE OF

PROCESS AND ANY PLEADING RELATING TO ANY SUCH ACTION AT THE PREMISES; PROVIDED, HOWEVER, THAT NOTHING HEREIN SHALL BE CONSTRUED AS REQUIRING SUCH SERVICE AT THE PREMISES. LANDLORD, TENANT AND THE GUARANTOR(S), IF APPLICABLE, WAIVE ANY OBJECTION TO THE VENUE OF ANY ACTION FILED IN ANY COURT SITUATED IN THE JURISDICTION IN WHICH THE BUILDING IS LOCATED AND WAIVE ANY RIGHT UNDER THE DOCTRINE OF FORUM NON CONVENIENS OR OTHERWISE TO TRANSFER ANY SUCH ACTION FILED IN ANY SUCH COURT TO ANY OTHER COURT. TENANT HEREBY WAIVES ANY RIGHT TO PLEAD ANY COUNTERCLAIM (EXCEPT A MANDATORY OR COMPULSORY COUNTERCLAIM), OFFSET OR AFFIRMATIVE DEFENSE IN ANY ACTION OR PROCEEDINGS BROUGHT BY LANDLORD AGAINST TENANT. THE AFORESAID WAIVER SHALL NOT BE CONSTRUED, HOWEVER, AS A WAIVER OF TENANT'S RIGHT TO ASSERT ANY CLAIM IN A SEPARATE ACTION BROUGHT BY TENANT AGAINST LANDLORD. TENANT AGREES TO PAY ALL RENT WITHOUT ABATEMENT, OFFSET OR REDUCTION OF ANY KIND WHATSOEVER, EXCEPT AS OTHERWISE STATED HEREIN.

     28.6 Notices. No notice, request, consent, approval, waiver or other
          -------
communication which may be or is required or permitted to be given under this Lease shall be effective unless the same is in writing and is delivered in person or sent by overnight courier service or registered or certified mail, return receipt requested, first-class postage prepaid, (i) if to Landlord, at Landlord's Address, or (ii) if to Tenant, at Tenant's Address, or at any other address that may be given by one party to the other by notice pursuant to this subsection. Such notices, if sent by registered or certified mail, shall be deemed to have been given three (3) days after mailing; otherwise they shall be deemed to have been given upon delivery or attempted delivery.

     28.7 Invalidity of Particular Provisions. If any provisions of this Lease
          -----------------------------------
or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the full extent permitted by law.

     28.8 Gender and Number. All terms and words used in this Lease, regardless
          -----------------
of the number or gender in which they are used, shall be deemed to include any other number or gender as the context may require.

     28.9 Benefit and Burden. Subject to the provisions of Article 11 and except
          ------------------
as otherwise expressly provided, the provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, heirs, successors and assigns. Landlord may freely and fully assign its interest hereunder.

     28.10 Entire Agreement. This Lease (which includes the Exhibits attached
           ----------------
hereto) contains and embodies the entire agreement of the parties hereto, and no representations, inducements or agreements, oral or otherwise, between the parties not contained in this Lease shall be of any force or effect. This Lease (other than the Rules and Regulations, which may be changed from time to time as provided herein) may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by Landlord and Tenant.

     28.11 Authority.
           ---------

           (i) If Tenant signs as a corporation, the person executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and validly existing corporation, in good standing, qualified to do business in the Commonwealth of Virginia, that the corporation has full power and authority to enter into this Lease and that he or she is authorized to execute this Lease on behalf of the corporation.

           (ii) If Tenant signs as a partnership, the person executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed, validly existing partnership qualified to do business in the Commonwealth of Virginia, that the partnership has full power and authority to enter into this Lease, and that he or she is authorized to execute this Lease on behalf of the partnership.

     28.12 Attorneys' Fees. If, as a result of any default of Landlord or Tenant
           ---------------
in its performance of any of the provisions of this Lease, the other party uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease or evict Tenant, the non-prevailing party (as the court may determine) shall reimburse the prevailing party upon demand for any and all attorneys' fees and expenses so incurred by the prevailing party.

     28.13 Governing Law. This Lease is governed by the laws of the Commonwealth
           -------------
of Virginia. It is the intention of the parties hereto that this Lease shall be construed and enforced in accordance with the laws of the Commonwealth of Virginia.

     28.14 Time of the Essence. Time is of the essence as to Tenant's
           -------------------
obligations contained in this Lease.

     28.15 Force Majeure. Except for Tenant's obligations to pay Rent under this
           -------------
Lease, neither Landlord nor Tenant shall be required to perform any of its obligations under this Lease, nor shall such party be liable for loss or damage for failure to do so, nor shall the other party thereby be released from any of its obligations under this Lease, where such failure by the non-performing party arises from or through acts of God, strikes, lockouts, labor difficulties, explosions, sabotage, accidents, riots, civil commotions, acts of war, results of any warfare or warlike conditions in this or any foreign country, fire or casualty, legal requirements, energy shortage or other causes beyond the reasonable control of the non-performing party, unless such loss or damage results from the willful misconduct or gross negligence of the non-performing party.

     28.16 Headings. Captions and headings are for convenience of reference
           --------
only.

     28.17 Memorandum of Lease. Tenant shall, at the request of Landlord,
           -------------------
execute and deliver a memorandum of lease in recordable form. Tenant shall not record such a memorandum or this Lease without Landlord's consent.

     28.18 Landlord's Relocation Option. At any time during the Term, Landlord
           ----------------------------
shall have the option to relocate Tenant, at no direct cost of Tenant, to space comparable to the Premises elsewhere in the Building, provided Landlord gives Tenant three (3) months' written notice. Upon relocation, such new space shall be deemed to be the "Premises" hereunder, and Tenant's Proportionate Share shall be recalculated by Landlord to equal that fraction, the numerator of which is the rentable square footage of the Premises and the denominator of which is the rentable square footage of the Building (as reasonably determined by Landlord). Notwithstanding the above, Landlord's rights under this Subsection 28.18 shall not apply to the portion of the Premises located on the eighth floor of the Building.

     28.19 [Intentionally Deleted].

     28.20 Effectiveness. The submission to Tenant of an unsigned copy of this
           -------------
document, including drafts and correspondence submitted to Tenant by any person on Landlord's behalf, shall not constitute an offer or option to lease. This Lease shall become effective and binding only upon execution and delivery by both Landlord and Tenant.

     28.21 Exhibits and Riders. All Exhibits and Riders attached to this Lease
           -------------------
are hereby incorporated in this Lease as though set forth at length herein.

     28.22 Transportation Management. Tenant shall fully comply with all present
           -------------------------
or future programs implemented or required by any Legal Requirements or by Landlord to manage parking, transportation, air pollution or emissions, or traffic in and around the Building or the metropolitan area in which the Building is located.

     28.23 Option to Terminate. Provided Tenant is not an Event of Default
           -------------------
hereunder, effective nine (9) months prior to the end of the seventh (7th) Lease Year, Tenant shall have the one-time option to terminate this Lease. Tenant shall exercise its termination right, by giving Landlord at lease nine (9) months' prior written notice together an acknowledgment that a termination fee equal to three (3) months of the then escalated Base Rent shall be due and owing upon the accelerated Expiration Date. If timely exercised and no Event of Default hereunder occurs after such notice (including without limitation Tenant's failure to pay Rent as and when due hereunder through the Expiration
Date), this Lease shall be terminated effective on the Expiration Date.

     28.24 Mortgagee's Consent. In the event the Premises shall have an area of
           -------------------
75,000 square feet or greater, this Lease, and any termination, renewal or amendment thereof, shall be subject to the prior approval of Mortgagee, which approval shall not be unreasonably withheld or delayed.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first written above.

ATTEST/WITNESS:                           LANDLORD:
---------------                           --------

                                          Commonwealth Atlantic Land II Inc.,
----------------------------              a Virginia corporation
Name


                                          By: /s/ Jeffrey J. Sherman
                                             ----------------------------
                                          Name: Jeffrey J. Sherman
                                               --------------------------
                                          Title: Sr. Vice Pres.          [SEAL]
                                                -------------------------

ATTEST/WITNESS:                           TENANT:
---------------                           -------

                                          ManTech International Corporation,
                                          a New Jersey corporation


/s/ Jodie E. Batdorf                      By: /s/ John A. Moore, Jr.     [SEAL]
----------------------------                 ----------------------------
Name: Jodie E. Batdorf                    Name: John A. Moore, Jr.
     -----------------------                   --------------------------

                                    EXHIBIT A

                             (PLAN SHOWING PREMISES)
                             -----------------------

                            [FIRST FLOOR-FLOOR PLAN]

                           [EIGHTH FLOOR-FLOOR PLAN]

                            [SIXTH FLOOR-FLOOR PLAN]

                                    EXHIBIT B

                                 WORK AGREEMENT
                                 --------------

                                    ARTICLE 1

                                   DEFINITIONS

     The terms defined in Article 1 of this Exhibit B, for all purposes of this Exhibit B, shall have the meanings herein specified, and, in addition to the terms defined herein, the definitions in the Lease shall also apply to this Exhibit B.

     1.1 "Architectural Plans" shall mean architectural plans and specifications at least seventy percent (70%) complete that when 100% complete will be coordinated and complete, permittable and accurate architectural working drawings and specifications for the Tenant's Work, or any portion thereof, prepared by Tenant's Architect(s) including, as applicable, all architectural dimensioned plans showing wall layouts, wall and door locations, power and telephone locations and reflected ceiling plans and further including elevations, details, specifications and schedules according to accepted AIA standards, including any and all revisions to such architectural working drawings and specifications as well as coordinated sets of progress drawings.

     1.2 "MEP Plans" shall mean mechanical, electrical and plumbing plans and specifications at least seventy percent (70%) complete that when 100% complete will be coordinated and complete, permittable, mechanical, electrical and plumbing plans, schedules and specifications for the Tenant's Work, or any portion thereof, prepared by MEP Engineers approved by Landlord in accordance and in compliance with the requirements of applicable building, plumbing, and electrical codes and the requirements of any authority having jurisdiction over or with respect to such plans, schedules and specifications, which are complete, accurate, consistent and fully coordinated with and implement and carry out the Architectural Plans, including any and all revisions to such mechanical, electrical and plumbing plans, schedules and specifications as well as coordinated sets of updated plans, schedules and specifications.

     1.3 "Plans" shall mean the Architectural Plans together with the MEP Plans.

     1.4 "Tenant's Architect(s)" shall mean the architectural firm(s) selected by Tenant and reasonably approved by Landlord.

     1.5 "Tenant's Contractor" means __________________________________.
Tenant's Contractor to construct and install the Tenant's Work in the Premises and supervise all subcontractors in connection with such installations.

     1.6 "Landlord's MEP Engineers" shall mean the engineers designated by Landlord to prepare the MEP Plans.

     1.7 "Tenant's Work" means the items which are supplied, installed, and finished by or on behalf of Tenant, as provided for hereinbelow. The design of Tenant's Work shall be consistent with sound architectural and construction practice in first class office buildings in suburban northern Virginia.

     1.8 "Base Building" shall have the meaning given such term in Section 2.5 of this Exhibit B.

     1.9 Tenant's Representative. Tenant acknowledges that Tenant has appointed
         -----------------------
__________________________ as its authorized representative ("Tenant's Representative") with full power and authority to bind Tenant for all actions taken with regard to the Tenant's Work.

     1.10 Landlord's Representative. Landlord acknowledges that Landlord has
          -------------------------
appointed Jeffrey J. Sherman as its authorized representative ("Landlord's Representative") with full power and authority to bind Landlord and for all actions taken with regard to the Landlord's Work.

                                    ARTICLE 2

                             COMPLETION OF PREMISES

     2.1 Tenant has caused Tenant's Architect(s) to prepare a preliminary space plan(s) and Landlord has approved such plan.

     2.2 (a) CB Commercial, as designated construction manager, shall be responsible for preparing the construction proposal documents and selecting Tenant's Contractor, although Tenant reserves the right to review all bids and make commercially reasonable changes as necessary. ___________________________ has been selected as Tenant's Contractor and Landlord has approved such selection.

         (b) No later than April 30, 1997, Tenant, at Tenant's expense (subject to Section 2.3 below), shall prepare and deliver to Landlord, and simultaneously to any other persons reasonably designated by Landlord (including Landlord's Base Building subcontractors), the Architectural Plans and the MEP Plans, together with any underlying detailed information Landlord may reasonably require in order to evaluate the Plans. Tenant shall deliver any and all Plans, and all revisions thereto, to Landlord. CB Commercial shall submit such Plans for permits. Landlord shall notify Tenant in writing (for purpose of this Section 2.2(b), a telecopy shall satisfy the written notice requirement) as to whether Landlord approves or disapproves the Plans within five (5) full business days after Landlord's receipt of the Plans. If Landlord disapproves of the Plans, or approves the Plans subject to modifications, it shall state in its written notice to Tenant the reasons therefor, and Tenant, upon receipt of such written notice, shall revise and resubmit the Plans to the Landlord, and simultaneously to any other persons designated by Landlord, for review and Landlord's approval.

         (c) [Intentionally deleted].

     2.3 (a) The Tenant's Work shall be completed by Tenant in accordance with this Exhibit B. All work involved in the completion of Tenant's Work shall be carried out by Tenant's Contractor in substantial conformance with the Plans. Tenant's Contractor shall contract for such work directly with Tenant, but shall perform such work in coordination with Landlord. Subject to subsection 2.3(b) herein, Tenant agrees to pay the cost of all work performed by Tenant's Contractor to Tenant's Contractor.

         (b) Landlord agrees to provide Tenant with a maximum contribution not to exceed $12.00 per rentable square foot (except the CB Commercial space on the first floor) which is equal to a total of $507,696.00 toward the cost of preparing and reviewing the Plans and the cost of constructing Tenant's Work ("Maximum Contribution"). Landlord recognizes certain space requirements in need of attention and will require that a portion of the Maximum Contribution be used for the following: (i) repair as necessary all drywall partitions currently damaged and prepare such surfaces for repainting; (ii) replace ceiling tiles as necessary; (iii) paint drywall partitions as needed; (iv) replace or clean carpet as needed; (v) replace damaged doors and install protective kick plates and standardized locksets; (vi) HVAC adjustments; (vii) relocate Tenant's phone switch from the Building's main phone room; and (viii) install a suite access control security system tied into the Building's current security system (the cost of monthly monitoring will be passed through to Tenant as an operating expense of approximately $300.00 per month).

         (c) Landlord shall disburse the Maximum Contribution to Tenant to enable Tenant to make progress payments due under the construction contract between Tenant and Tenant's contractor (the "Construction Contract") minus a retainage of ten percent (10%) until the Maximum Contribution (less such retainage) has been fully funded; provided, that Landlord shall not be obligated to disburse funds
              --------
for materials stored off-site; and provided, further, that Landlord receives
                                   --------  -------
from Tenant a request for payment, which request includes (i) a submission by Tenant's Architect(s) or Tenant's Contractor of AlA forms G-702 and G-703, or substantially similar forms; and (ii) partial umbrella releases of liens from Tenant's Contractor requesting payment (or bonds in lieu thereof) (collectively, the "Back-Up"); and provided, further, that Landlord receives such Back-Up on or
                    --------  -------
before the twenty-fifth (25th) day of a calendar month (or the next succeeding business day) for payment not later than the tenth (10th) day of the following calendar month (or if the tenth (10th) day of the calendar month is a Saturday, Sunday or legal holiday, then on the next succeeding business day). If, however, the Back-Up is incomplete, incorrect or not received on or before the twenty-fifth (25th) day of a calendar month (or the next succeeding Business
Day), the request for payment will be deferred by the same number of days that submission of complete and correct Back-Up is delayed. Tenant shall pay when due all payments under the Construction Contract and any and all other costs and expenses incurred in connection with the construction and installation of Tenant's Work. The ten percent (10%) retainage shall be disbursed to Tenant thirty (30) days after substantial completion of Tenant's Work; provided, that in no event shall the retainage be disbursed to Tenant until such time as punch list items have been completed or corrected. Landlord and Tenant shall jointly prepare the punch list. Notwithstanding anything to the contrary contained in this Section 2.3(c) or elsewhere in this Lease, Landlord shall not be obligated to make any payment from the Maximum Contribution at any time that there is an unbonded lien outstanding against the Building or the Premises, or Tenant's interest therein, by reason of work done, or claimed to have been done, or materials supplied, or claimed to have been supplied, to or for Tenant for the Premises, or if the conditions to advances of the Maximum Contribution are not satisfied. Landlord agrees to notify Tenant in writing of the reasons that Landlord disputes funding any portion of the Maximum Contribution, setting forth such reasons in reasonable detail. Landlord shall withhold only such amounts as Landlord disputes in good faith and only such amounts as Landlord deems reasonably necessary to protect Landlord's interests.

         (d) Tenant shall pay to Landlord a construction management fee in the amount of three percent (3%) of the "hard" construction costs for the Tenant's Work to cover Landlord's cost of reviewing Plans, coordinating such work, providing construction oversight, submission of Plans for permitting and administering Maximum Contribution draw requests. Such construction management fee shall be paid and/or deducted from the Maximum Contribution upon Tenant's prior receipt of a statement providing reasonable detail supporting the total amount and calculation of such fee.

         (e) Landlord shall make available for Tenant's use, at no cost to Tenant or Landlord, building components owned by Landlord that have been stockpiled as a result of demolition of other tenants' premises.

     2.4 If there are any changes from the work as reflected in the Plans which affect the Building systems, each such change must receive the prior written approval of the Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, and, in the event of any such approved change in the Plans, Tenant shall, upon completion of the Tenant's Work, furnish Landlord with an accurate "as built" plan of the Tenant's Work as constructed, which plan shall be incorporated into this Exhibit B by this reference for all intents and purposes. Landlord shall notify Tenant in writing (or via telecopy) as to whether it approves or disapproves a change(s) in the Plans within five (5) business days of Landlord's receipt of notification of such change. Notwithstanding the foregoing, Tenant shall not be required to obtain Landlord's approval for changes which are mandated during field inspection by a governmental entity, provided that such changes do not in any way affect the Base Building systems or the Common Areas or the appearance of either of the foregoing. Tenant shall provide reasonable prior written notice to Landlord of any change mandated by a governmental entity and shall incorporate any changes in the above referenced "as-built" plan.

     2.5 Except as specifically provided herein, under no circumstances whatsoever will Tenant, or Tenant's authorized representative, ever alter or modify or in any manner disturb any system or installation of the Building, including the Base Building plumbing system, Base Building electrical system, Base Building heating, ventilating, and air conditioning systems, Base Building fire protection and fire alert systems, Base Building maintenance systems, Base Building structural systems and elevators, and anything located within the central core of the Building.

Only under Landlord's express written permission and under direct supervision of Landlord or Landlord's authorized representative shall Tenant or Tenant's authorized representative alter or modify or in any manner disturb any Base Building system or installation of the Building which is located within the Premises, including electrical, heating, ventilating, and air conditioning systems, and fire protection and alert system. For the purposes of this Section 2.5, "Base Building" shall be defined as that portion of any Building system or component which is within the core and/or common to and/or serves or exists for the benefit of other tenants in the Building. Tenant's Work shall also include any improvements necessary to increase the permitted floor loading in Tenant's libraries and file rooms, with the floor loading calculations and capacities to be provided to Landlord.

     2.6 All of Landlord's and Tenant's design, construction, and installation shall conform to the requirement of applicable building, plumbing, and electrical codes and the requirements of any authority having jurisdiction over, or with respect to, such work.

     2.7 CB Commercial, as construction manager, shall promptly apply for all necessary governmental approvals and diligently pursue obtaining such approvals in connection with Tenant's Work.

     2.8 Unless stated otherwise herein, Tenant will not make any alterations to the Common Area, or structural components of the Building or exterior of the Building without Landlord's prior written consent, which consent may be withheld in Landlord's sole and absolute discretion.

                                    ARTICLE 3

                                  TENANTS WORK

     3.1 Tenant shall furnish, install and complete Tenant's Work in accordance with the Lease and this Exhibit B on or before the Commencement Date, or as soon thereafter using commercially reasonable efforts to complete the work. At the time the Tenant's Work is completed, Tenant, at its sole cost and expense, shall:

         (a) Furnish evidence reasonably satisfactory to Landlord that all Tenant's Work has been completed and paid for in full (and such work has been reasonably accepted by Landlord), that any and all liens therefor that have been or might be filed have been discharged of record (by payment, bond, order of a court of competent jurisdiction or otherwise) or waived, and that no security interests relating to the Tenant's Work are outstanding and provide final lien waivers from Tenant's contractor and all subcontractors whose contracts exceed $10,000.00 and a final certificate of substantial (and final) completion of the Tenant's Work.

         (b) Furnish to Landlord a copy of the nonresidential certificate of occupancy and all other certifications and approvals with respect to Tenant's Work that may be required from any governmental authority and/or any board or fire underwriters or similar body for the use and/or occupancy of the Premises;

         (c) Furnish Landlord with one (1) set of transparent reproducible final drawings of the Premises;

         (d) Furnish to Landlord proof of the insurance required by Article 17 of the Lease;


         (e) Furnish an affidavit from Tenant's Architect(s) certifying that all work performed in the Premises; has been substantially (and finally) completed in accordance with the Plans approved by Landlord; and

     3.2 Tenant hereby agrees to indemnify and hold Landlord harmless in accordance with the terms set forth in Section 19.2 of the Lease.

     3.3 It shall be Tenant's responsibility, or CB Commercial on behalf of Tenant, to cause each of Tenant's Contractor, and subcontractors, to adhere to the rules and procedures set forth in Exhibit B-1 ("Tenant

Contractor Requirements'), attached hereto, and the insurance requirements described in Exhibit B-2 ("Insurance Requirements'), attached hereto, and Tenant shall be responsible for any violations thereof.

     3.4 Prior to commencement of construction of the Tenant Work, Landlord shall be provided with copies of insurance certificates indicating coverages as required by Exhibit B-2 hereof are in full force and effect, copies of the Construction Contract pursuant to which Tenant's Contractor is engaged in the construction of the Tenant's Work, and AIA contractor qualification form(s) for each subcontractor. At such reasonable times as Landlord and/or any regulatory agencies deem necessary, Landlord or Landlord's agent may enter the Premises to make inspection of Tenant's Work. Tenant agrees to pay for any reasonable charges levied by inspecting agencies as such charges are levied in connection with the Tenant's Work.

     3.5 In connection with Tenant's rights and obligations under this Exhibit B, Tenant will not unreasonably obstruct or interfere with the rights of, or otherwise annoy or injure, other tenants at the Building.

     3.6 Time is of the essence with respect to the obligations of the parties under this Lease.

                                   EXHIBIT B-1

                         TENANT CONTRACTOR REQUIREMENTS
                         ------------------------------

A.   General

     1. No work shall be permitted until the property management office is furnished with copies of all required permits.

     2. Removal which may unreasonably inconvenience other tenants or disturb building operations, must be scheduled and performed before or after normal working hours. The property management office shall be notified at least 24 hours prior to commencement of such work.

     3. All substantial fire alarm testing must be performed after normal working hours.


B.   Prior to Commencement of Work

     1. Except as otherwise provided in this Exhibit B-1, Tenant shall deliver to Landlord, for Landlord's approval, which will not be unreasonably withheld conditioned or delayed, a list of all the contractors and subcontractors who will be performing the work.

     2. The contractor and subcontractors must submit to Landlord insurance certificates including an indemnity hold harmless clause in accordance with the attached insurance requirement, a copy of which is attached to these Tenant Contractor Requirements as Exhibit B-2.

     3. The general contractor must be able, but shall not be required, to obtain a performance and payment bond for the project.

     4. Tenant shall deliver to Landlord two (2) complete sets of permit plans and specifications properly stamped by a registered architect or professional engineer and shall deliver to Landlord any and all subsequent revisions to such plans and specifications.

C.   Requirements and Procedures

     1. Under no circumstances will the Tenant, or the Tenant's authorized representatives, cause or authorize the Tenant's Contractor to alter or modify or in any manner disturb any building system or its installation; including the Base Building plumbing system, Base Building electrical system, Base Building heating, ventilating, and air conditioning system, Base Building fire protection and fire alarm system, Base Building maintenance system, Base Building structural systems, elevators, or anything located within the central core of the building without the Landlord's express written permission or direct supervision of the Landlord or the Landlord's Authorized Representative. For the purposes of this Section, "Base Building" shall be defined as that portion of any building system or component which is within the core and/or common to and/or serves or exists for the benefit of other tenants in the building. The Tenant's Work shall also include any improvements necessary to increase the permitted floor loading, as required.

     2. All design, construction, and installation shall conform to the requirements of applicable building, plumbing and electrical codes and the requirements of any authority having jurisdiction over such work.

                                      B-1-1

     3. The Tenant is responsible for installation of the Tenant's telephone system within the Premises, and Landlord is responsible for providing telephone cables and risers reasonably sufficient for normal and customary first-class office use to the Premises.

     4. At such time as other tenants shall occupy the Building, core drilling or cutting that will unreasonably affect other tenants shall be permitted only between the hours of 6:30 p.m. and 7:30 a.m. Monday through Friday and 4:00 p.m. on Saturday through 7:30 a.m. on Monday. All core drilling/cutting must be approved by the Base Building structural engineer. X-rays of areas may be required at the Landlord's engineer's reasonable discretion. The property management office must be notified at least 24 hours prior to commencement of such work.

     5. Tenant shall coordinate its arrangements for use of the loading dock and elevators with the property management office. Tenant shall make arrangements for use of the loading dock and elevators with the property management office twenty-four (24) hours in advance. No material or equipment shall be carried under or on top of the elevators.

     6. Tie-in of either fire alarm or sprinkler/fire suppression systems shall not occur until all other work related to such systems has been completed. Only Landlord's contractor (or a Landlord-approved sprinkler subcontractor) shall make the tie-in to the Base Building fire alarm and sprinkler/fire suppression system.

     7. If a shutdown of risers and mains for electric, HVAC, sprinkler, fire protection and plumbing work is required, work shall be scheduled with 24 hour advance notice. Drain downs or fill-ups of the sprinkler system or any other work to the fire protection system which may set off an alarm, must be accomplished between the hours of 6:30 p.m. and 7:30 am. Monday through Friday and 4:00 p.m. on Saturday through 7:30 a.m. on Monday or at other times when no undue disturbance shall be caused to the other tenants.

     8.   Tenant's Contractor must:

          a.   Properly supervise construction on the premises at all times.

          b. Police the job at all times, continually keeping the Premises orderly. All Tenant materials are to be neatly stacked. Materials must not be left on the loading dock or they will be removed by the Landlord at the Tenant's Contractor's expense.

          c. Maintain cleanliness and protection of all areas, including elevator and lobbies.

          d. Distribute ID. badges, provided by the Landlord, to all construction workers. Any construction worker without a valid badge will be escorted from the Building. ID. badges will be changed at the discretion of the property management office.

          e. If other tenants occupy the building, provide the property management office with a list of those who are expected on the job after hours or during a weekend. Tenant shall use its best efforts to submit such list by noon on the day in which after hours work is scheduled.

          f. Arrange for telephone service if necessary. The property management and security telephones will not be available for use by contractors.

          g. Block off supply and return grills, diffusers and ducts to keep dust to keep dust from entering into the building air system.

          h.   Avoid and prevent the undue disturbance of other tenants.

                                      B-1-2

          i. Tenant's Contractor and its employees shall park their vehicles only in areas designated by Landlord.

     9. If Tenant's Contractor is negligent in any of its responsibilities, Landlord shall notify Tenant and Tenant shall be responsible for any corrective work.

     10. Upon completion of the work, the Tenant shall submit to the property management office properly executed forms or other documents indicating total compliance and sign-off by all relevant agencies of the Commonwealth of Virginia.

     11. The Tenant shall submit to the property management office a final "as-built" set of drawings showing all items of work in full detail.

     12. Contractors who require security for the Tenant's premises during construction shall provide same at their sole expense. The Landlord will not be liable for any stolen items from the Tenant's Work area. It is suggested that Tenant's Contractor and subcontractors use only tools and equipment bearing an identification mark denoting the contractor and subcontractor's name.

     13. All contractors/subcontractors/employees will enter and exit through the loading dock area, and use the freight elevator. Building passenger elevators may not be used.

     14. All contractors are advised of the following: If any part of a contractor's work depends, for proper execution or result upon the work of any other separate contractor, the contractor shall inspect and promptly report to the property management office any apparent discrepancies or defects in such work that render it unsuitable for such proper execution and results. Failure of a contractor to so inspect and report shall constitute an acceptance of the other contractor's work as fit and proper to receive his work.

     15. Prior to the commencement of construction, Landlord and Tenant will inspect the Building and Tenant will prepare and deliver to Landlord a memorandum setting forth any pre-construction damages to the Building. Any damage caused by the contractor to existing work of others shall be repaired or replaced at the sole cost and expense of Tenant's Contractor to the reasonable satisfaction of the Landlord.

     16. Tenant's Contractor shall be responsible for the protection of finished surfaces of public areas (floors, walls, ceiling, etc.).


     17.  [Intentionally deleted].

     18. Contractors will be permitted to use restroom facilities only on the floor which construction services are being provided. Any damages to these facilities will be repaired by Tenant's Contractor at its sole cost and expense.

     19. Tenant's Contractor must arrange to have freight or stock received by its own forces. Contractors and subcontractors are required to submit to the property management office a written request for dock space for off loading materials and/or equipment required to construct the Tenant's space. All requests are to include the name of the supplier/ hauler, time of expected arrival and departure from the Landlord's dock facility, name of contractors and subcontractors designated to accept delivery, and the location that the materials/equipment will be transported by the contractor/subcontractor. Disregard for this requirement will result in those vehicles being moved at the vehicle owner's expense. Under no circumstances will a vehicle be parked and left in the loading dock. The contractor must provide for storage and removal of all trash at the contractor's expense. The contractor is not allowed to use the building trash dumpster under any circumstances.

                                     B-1-3

          Notwithstanding the foregoing, Tenant's Contractor and subcontractors may only park in the parking area on the Premises specifically designated by Landlord. Any building materials left in loading dock, service corridor, stairwell, garage, on the site, etc. will be removed from the Building at Tenant's Contractor's expense. Upon delivery of materials to the loading dock, tools, supplies, equipment, etc., the transport vehicle must be removed from the loading dock prior to the materials being carried to the worksite.

D.   Completion of the Work

          Before construction can be considered complete, Tenant's Contractor must submit the following to the property management office:

          a. Copies of all required certificates from the governmental or regulatory authorities.

          b.   Copies of all guaranties and/or warranties.

          c.   An HVAC air balancing report.

          d. A final release and waiver of lien (contractor, subcontractors and suppliers, etc. whose contracts exceed $10,000.00)

          e.   As built drawings.

          f.   Copies of all O&M information, manuals, etc.

                                      B-1-4

                                   EXHIBIT B-2

                             INSURANCE REQUIREMENTS
                             ----------------------

     Before any work is commenced or any contractor's equipment is moved onto any part of the Building or the Land, Tenant's contractors shall deliver to Landlord insurance certificates evidencing the following types of insurance coverage in the following minimum amounts, which certificates shall be issued by companies reasonably approved by Landlord, shall be maintained by Tenant and Tenant's contractors at all times during the performance of Tenant's Work, and which shall, at Landlord's option, name Landlord and any other persons having an interest in the Building as additional insureds as their interest may appear:

         (1) Worker's compensation coverage, with limits of at least $100,000 per accident for bodily injury by accident, $500,000 for bodily injury by disease and $200,000 per employee for bodily injury by disease, or statutory limits, whichever is greater.

         (2) Commercial general lability policy to include products/completed operations, broad-form property damage and contractual liability with limits in an amount not less than $2,000,000 per occurrence and $2,000,000 in the aggregate.

         (3) Automobile liability coverage, both owned and nonowned, with bodily injury limits of at least $1,000,000 per accident for a combined single limit.





                                      B-2-1

                                    EXHIBIT C
                                    ---------

                              RULES AND REGULATIONS
                              ---------------------

     The following rules and regulations have been formulated for the safety and well-being of all the tenants of the Building and become effective upon occupancy. Strict adherence to these rules and regulations is necessary to guarantee that each and every tenant will enjoy a safe and unannoyed occupancy in the Building. Any repeated or continuing violation of these rules and regulations by Tenant after notice from Landlord, shall be sufficient cause for termination of this Lease at the option of Landlord.

     Landlord may, upon request by any tenant, waive the compliance by such tenant of any of the foregoing rules and regulations provided that (i) no waiver shall be effective unless signed by Landlord or Landlord's authorized agent;
(ii) any such waiver shall not relieve such tenant from the obligation to comply with such rule or regulation in the future unless expressly consented to by Landlord, and (iii) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with the foregoing rules and regulations unless such other tenant has received a similar waiver in writing from Landlord.

     1. The sidewalks, entrances, passages, courts, vestibules, or stairways, or other parts of the Building not occupied by any tenant shall not be constructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from any tenant's Premises. Landlord shall have the right to control and operate the public portions of the Building, and the facilities furnished for the common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally. No tenant shall permit the visit to its Premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment by other tenants of the entrances, corridors, elevators, and other public portions or facilities of the Building.

     2. No signs, awnings or other projections shall be attached to the outside walls of any building without the prior written consent of Landlord. No drapes, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior consent of Landlord. Such signs, awnings, projections, curtains, blinds, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Landlord.

     3. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in any interior Common Area without the prior written consent of Landlord.

     4. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors, or licensees, shall have caused the same.

     5. There shall be no marking, painting, drilling into or in anyway defacing any part of the Premises or the Building. No boring, cutting or stringing or wires shall be permitted. No tenant shall construct, maintain, use or operate within its Premises or elsewhere within or on the outside of the Building, any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system.

     6. Tenant will fill out move-in/move-out sheets and will return such sheets signed and dated within ten (10) days of moving in or out of the Premises.

     7. No animals, birds or pets of any kind shall be brought into or kept in or about the Premises, and no cooking shall be done or permitted by any tenant on its Premises except for a tenant's employee's own use. No tenant shall cause or permit any unusual or objectionable odors to be produced or permeate from its Premises.

     8. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or any neighboring building or Premises or with any person having business with such occupants. No tenant shall throw anything out of the doors or windows or down the corridors or stairs.

     9. No inflammable, combustible, or explosive fluid, chemical or radioactive substance shall be brought or kept upon the Premises.

     10. No additional locks or bolts of any kind shall be placed upon any of the doors, or windows, by any tenant, nor shall any changes be made in existing locks or the mechanism thereof without prior approval from Landlord. Each tenant shall, upon termination of its tenancy, restore to Landlord all keys of stores, offices, storage, and toilet rooms either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished such tenant shall pay to Landlord the cost of replacement thereof.

     11. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which Landlord or its Agent may determine from time to time. Landlord reserves the right to inspect all freight to be brought into the Premises and to exclude from the

Premises all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

     12. Any person employed by any tenant to do janitorial work within its Premises must obtain Landlord's consent and such person shall, while in the Building and outside of the Premises, comply with all instructions issued by the superintendent of the Building. No tenant shall engage or pay any employees on its Premises, except those actually working for such tenant on its Premises.

     13. No tenant shall purchase spring water, ice, coffee, soft drinks, towels, or other like service, from any company or persons whose repeated violations of these Regulations have caused, in Landlord's opinion, a hazard or nuisance to the Building and/or its occupants.

     14. Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to the Building management. Landlord may at its option require all persons admitted to or leaving the Building between the hours of 6 p.m. and 8 a.m., Monday through Friday, and at all times on Saturday, Sunday, and legal holidays, to register. Each tenant shall be responsible for all persons for whom he authorizes entry into or exit out of the Building and shall be liable to Landlord for all acts of such persons.

     15. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

     16. No Tenant shall occupy or permit any portion of its Premises to be used or occupied for the possession, storage, manufacture, or sale of liquor, narcotics, tobacco in any form, or as a barber or manicure shop, or as an employment bureau, unless said Tenant's lease expressly grants permission to do so. No Tenant shall engage or pay any employees on its Premises, except those actually working for such Tenant on said Premises, nor advertise for laborers giving an address at said Premises.

     17. Landlord's employees shall not perform any work for Tenant or do anything outside of their regular duties, unless under special instruction from the management of the Building.

     18. Canvassing, soliciting, and peddling on the Premises is prohibited and each Tenant shall cooperate to prevent the same.

     19. No water cooler, plumbing or electrical fixtures shall be installed by any Tenant without the prior written consent of Landlord.

     20. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

     21. Where carpet is installed over access plates to under-floor ducts, Tenant will be required, at Tenant's expense, to provide access to said access plates when necessary.

     22. Mats, trash, or other objects shall not be placed in the public corridors.

     23. Tenant shall not overload the floors or exceed the maximum floor weight limits of the Premises.

     24.If Landlord designates a certain portion of parking area for employee parking, Tenant covenants that it will require its employees to park, in such area to the extent of spaces available. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties.

     25. Tenant agrees to conduct any vehicle or machine repair, painting, or similar work only inside the Premises.

     26. Tenant agrees not to operate any machinery in the Premises which may cause vibration or damage to the Premises; not to use a loudspeaker which can be heard outside the Premises, or to extend curb service to customers.

     27. Landlord agrees to lock the front entrance to the Building on Saturdays.

                                   EXHIBIT D
                                   ---------

                       DECLARATION BY LANDLORD AND TENANT
                    AS TO DATE OF DELIVERY AND ACCEPTANCE OF
                   POSSESSION, LEASE COMMENCEMENT DATE, ETC.

     THIS DECLARATION is hereby attached to and made a part of the Lease dated ____________, 199_ (the "Lease"), between _______________________, a
_______________ ____________________("Landlord"), and ________________________
a ____________ ("Tenant"). All terms used in this Declaration have the same meaning as they have in the Lease.

     (i) Landlord and Tenant do hereby declare that possession of the Premises was accepted by Tenant on __________________________;

     (ii) As of the date hereof, the Lease is in full force and effect, and Landlord has fulfilled all of its obligations under the Lease required to be fulfilled by Landlord on or prior to said date;

     (iii) The Commencement Date is hereby established to be _________________; and

     (iv) The Expiration Date is hereby established to be ___________________, unless the Lease is sooner terminated pursuant to any provision thereof.


ATTEST/WITNESS:                              LANDLORD:
--------------                               --------

____________________________                 Commonwealth Atlantic Land II Inc.,
Name:________________________                a Virginia corporation


                                             By: ___________________

                                             Name:____________________

                                             Title: _____________________ [SEAL]


ATTEST/WITNESS:                               TENANT:
--------------                                ------

                                              ManTech International Corporation,
                                              a New Jersey corporation
______________________________

Name:________________________
                                              By: _______________________ [SEAL]

                                              Name: ___________________________

                                    EXHIBIT E
                                    ---------

            Subordination, Non-Disturbance and Attornment Agreement

     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") is made and entered into as of this ______ day of __________________, 1997, by and between MANTECH INTERNATIONAL CORPORATION, a New Jersey corporation (hereinafter referred to as "Tenant"), whose address is 12015 Lee Jackson Highway, Fairfax, Virginia 22033-3300; COMMONWEALTH ATLANTIC LAND II INC., a Virginia corporation (hereinafter referred to as "Landlord"), whose address is c/o Commonwealth Atlantic Properties Inc., 66 Canal Center Plaza, 7th Floor, Alexandria, Virginia 22314; LaSALLE NATIONAL BANK, as collateral agent for the benefit of the "Lenders" under the Loan Agreement defined below (the "Mortgagee"), whose address is 135 South LaSalle Street, Suite 1740, Chicago, Illinois 60603; and _____________________, as sole acting trustee ("Trustee").

                         PRELIMINARY STATEMENT OF FACTS:

     A. Pursuant to a deed of trust, assignment of leases and rents, security agreement and fixture filing dated as of December 2, 1996 among Landlord and other mortgagors, Gary G. Peterson and James C. Brincefield, as trustees, either of whom may act, and the Mortgagee, recorded in, among other offices, the Clerk's Office of the Circuit Court of the City of Alexandria, Virginia, in Deed Book 1588 at page 1085 (as the same may be extended, renewed, supplemented or modified, the "Mortgage"), Landlord conveyed to the trustees named therein certain real estate and other property, including the real estate described in Exhibit A attached hereto (the "Mortgaged Property"), in trust to secure the
---------
payment of a principal indebtedness in the aggregate amount of up to $359,480,000 as may be outstanding from time to time (the "Loan") in accordance with a loan agreement dated as of December 2, 1996 among Goldman Sachs Mortgage Company, as agent and as one of the Lenders, RF&P Corporation, as borrower, Main Street Mortgage Company, as servicer, LaSalle National Bank, as collateral agent for the Lenders, and the other Lenders from time to time party thereto (as the same may be extended, renewed, supplemented or modified, the "Loan Agreement").

     B. Tenant is the present tenant under a lease dated _______________, 1997, (said lease and all amendments thereto being hereinafter referred to as the "Lease"), made by Landlord pursuant to which Tenant has been demised a portion of the Mortgaged Property, said portion being more fully described in Exhibit B
                                                                      ---------
attached hereto and hereinafter referred to as the "Premises".

     C. The Loan Agreement requires that Tenant subordinate the Lease and its interest in the Premises to the lien of the Mortgage.

     NOW, THEREFORE, in consideration of the sum of One and 00/100 Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, it is agreed as follows:

     1.  SUBORDINATION. Subject to the provisions of this Agreement, Tenant
         -------------
hereby agrees that the Lease and the rights of Tenant in and to the Premises are subject and subordinate to the Mortgage, and to all amendments, supplements, modifications, renewals and extensions thereof, as fully and with the same effect as if the Mortgage had been duly executed, acknowledged and recorded prior to the execution of the Lease and delivery of possession of the Premises to Tenant; provided, however, that Mortgagee agrees and consents to the terms and provisions of the Lease.

     2.  NON-DISTURBANCE. If the interest of Landlord in the Premises shall be
         ---------------
transferred by reason of foreclosure or other proceedings brought by Mortgagee under the Mortgage, including a deed in lieu of foreclosure (a "Transfer"), and if Tenant is not then in default under the Lease (beyond any applicable grace or cure periods), Mortgagee agrees that Tenant's rights and privileges under the Lease, and its possession of the

Premises, shall not be terminated, diminished or interfered with by Mortgagee in the exercise of any of Mortgagee's rights under the Mortgage. Mortgagee agrees not to join Tenant as a party defendant in any action or proceeding foreclosing the Mortgage unless such joinder is necessary to foreclose the Mortgage and then only for such purpose and not for the purpose of terminating the Lease.

     3.  ATTORNMENT. Upon the occurrence of a Transfer, Tenant shall be bound to
         ----------
the successor to Landlord's interest (hereinafter referred to as "Owner") under all of the terms, covenants, and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, and Tenant does hereby attorn to Owner as its landlord, said attornment to be effective and self-operative immediately without the execution of any further instruments on the part of either Tenant or Owner. However, at the request of Owner, Tenant will execute an instrument confirming such attornment. From and after such attornment, Owner shall be bound to Tenant under all of the terms, covenants, and conditions of the Lease as a direct indenture of Lease with the same force and effect as if originally entered into between Tenant and Owner; provided, however, that Tenant shall be under no obligation to pay rent to Owner until Tenant receives written notice from the Owner that Owner has succeeded to the interest of Landlord under the Lease, in which case Landlord agrees to indemnify, defend, protect and hold Tenant harmless from any liability it may suffer as a result of compliance with Owner's written instructions to pay rent.

     4.  MORTGAGEE'S RIGHT TO CURE LEASE DEFAULTS. In the event of a default by
         ----------------------------------------
Landlord or other occurrence under the Lease that would give rise to an offset against rent payable pursuant to the Lease, Tenant will give Mortgagee notice of such default or occurrence pursuant to the terms of Section 11 of this Agreement and will give Mortgagee such time as is provided to the Landlord under the Lease to cure such default or rectify such occurrence. It is understood that the time period available to Mortgagee to cure such default may run concurrently with the time period available to Landlord to cure such default. Tenant agrees that notwithstanding any provision of the Lease to the contrary. it will not be entitled to cancel the Lease, or to abate or offset against the rent, or to exercise any other right or remedy until Mortgagee has been given notice of default and an opportunity to cure the same as provided herein.

     5.  OWNER NOT BOUND BY CERTAIN ACTS OF LANDLORD. Following any Transfer of
         -------------------------------------------
the Premises, Owner shall not be:

         (a) either (i) personally liable for any of the obligations of the Landlord under the Lease (whether such obligations arose prior to or after the Transfer) and Tenant shall look solely to the interest of Owner, its successors and assigns, in the Mortgaged Property for the satisfaction of each and every remedy of Tenant in the event of default by Landlord under the Lease; or (ii) liable for any act or omission of any prior landlord (including Landlord) unless such act or omission of a prior landlord is of a continuing nature and Mortgagee had notice of such act or omission prior to the Transfer; provided, however, that the foregoing shall not be enforced or construed to, or limit the Tenant's right to obtain injunctive relief regarding any term. covenant or condition in the Lease;

         (b) liable for either prepaid rent or additional rent for more than one (I) month in advance or any security deposit paid and not delivered or credited to Mortgagee; or

         (c) bound by any amendment or modification of the Lease made without its consent; .provided, however, that Mortgagee agrees it shall not unreasonably delay or withhold its consent unless such amendment either materially increases Landlord's obligations or materially decreases Landlord's rights under the Lease.

     6.  ASSIGNMENT OF LEASE. Under the Mortgage, Landlord has assigned its
         -------------------
interest in the rents and payments due under the Lease to Mortgagee as security for repayment of the Loan. If in the future there is a default by Landlord in the performance and observance of the terms of the Mortgage, Mortgagee may, at its option, require that all rents and other payments due under the Lease be paid directly to Mortgagee. Upon written notification by Mortgagee to Tenant demanding such rent payments be made to Mortgagee, Landlord hereby authorizes and directs Tenant, and Tenant hereby agrees to pay Mortgagee, any payments due under the terms of the Lease and Landlord shall indemnify and hold Tenant harmless from any liability or claim (including reasonable attorneys' fees) which may be asserted against Tenant as a result of Tenant's rent payment to Mortgagee or other sums due under the Lease. The assignment of rents under the Mortgage does not diminish any obligations of Landlord under the Lease or impose any such obligations on Mortgagee.

     7.  AMENDMENT. This Agreement may not be modified orally or in any manner
         ---------
other than by a written instrument signed by the parties hereto or their successors in interest.

     8.  SUCCESSORS AND ASSIGNS. This Agreement and each and every covenant,
         ----------------------
agreement and other provision hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, administrators, representatives, successors and assigns.

     9.  CHOICE OF LAW. This Agreement is made and executed under and in all
         -------------
respects is to be governed by and construed in accordance with the laws of the State where the Premises are situate.

     10.  CAPTIONS AND HEADINGS. The captions and headings of the various
          ---------------------
sections of this Agreement are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

     11.  NOTICE. Any notice which any party hereto may desire or may be
          ------
required to give to any other party shall be in writing to the addresses as set forth above, or to such other place any party hereto may by notice in writing designate, and such notice shall be deemed to have been given as of the date such notice is (i) delivered to the party intended, (ii) delivered to the current address of the party intended, or (iii) rejected at the current address of the party intended, provided such notice was prepaid. All notices shall be given by (a) personal delivery (including a reputable overnight courier service), or (b) certified mail, return receipt requested, postage prepaid.

     12.  NEW LEASE. If the Lease is ever terminated by operation of law
          ---------
pursuant to Section 55-96 of the Code of Virginia, as amended, Tenant agrees that it shall enter into a new lease with Mortgagee or Owner, whichever shall then own the Premises and/or the Mortgaged Property, and such party agrees that it will enter into a new lease with the Tenant. Such new lease shall be effective as of the date of termination of the Lease for the remainder of the term of the Lease, at the rent provided for therein, and upon the same terms, covenants, conditions and agreementsas are contained in the Lease, including, without limitation, all termination rights, all renewal options and all rent adjustment provisions.

     13.  TRUSTEE. Mortgagee certifies that it is duly authorized on behalf of
          -------
the Lenders to enter into this Agreement and hereby authorizes and directs Trustee to execute this Agreement.

     IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed as of the date first above written.

                               TENANT:
                               ------

                               MANTECH INTERNATIONAL CORPORATION, a New
                               Jersey corporation

                               By: _______________________________________
                               Name: _____________________________________
                               Title: ____________________________________

                               LANDLORD:
                               --------

                               COMMONWEALTH ATLANTIC LAND II INC., a Vir-ginia corporation


                               By: _______________________________________
                               Name: _____________________________________
                               Title: ____________________________________

                               MORTGAGEE:
                               ---------

                               LaSALLE NATIONAL BANK, as collateral agent


                               By: _______________________________________
                               Name: _____________________________________
                               Title: ____________________________________

                               TRUSTEE:
                               -------

                               ___________________________________________
                               Name: _____________________________________

COMMONWEALTH OF VIRGINIA

CITY/COUNTY OF ________, to wit:


     The foregoing instrument was acknowledged before me on ____________, l9__ by ________________________ as ______________________ of ManTech International
Corporation, a New Jersey corporation, on behalf of the corporation.


                                           -------------------------------
                                                    Notary Public

My Commission expires:______________

[SEAL]





COMMONWEALTH OF VIRGINIA

CITY/COUNTY OF ________, to wit:


     The foregoing instrument was acknowledged before me on ___________, 19__ by _______________________ as ______________________ of Commonwealth
Atlantic Land II Inc., a Virginia corporation, on behalf of the corporation.


                                           -------------------------------
                                                    Notary Public



My Commission expires:______________


[SEAL]

COMMONWEALTH OF VIRGINIA

CITY/COUNTY OF ________, to wit:


     The foregoing instrument was acknowledged before me on ____________, 19__ by __________________________ as _______________________ of LaSalle National
Bank, as collateral agent, on behalf of the bank.


                                            -------------------------------
                                                     Notary Public

My Commission expires:__________________


[SEAL]



COMMONWEALTH OF VIRGINIA

CITY/COUNTY OF ________, to wit:


     The foregoing instrument was acknowledged before me on ____________, 19__ by ________________________ as Sole Acting Trustee.


                                            -------------------------------
                                                     Notary Public



My Commission expires:__________________


[SEAL]